Exhibit 10.1 LOAN AND SECURITY AGREEMENT THIS LOAN AND SECURITY AGREEMENT is made and dated as of October 19, 2022 (as amended, modified or supplemented from time to time, this “Agreement”) and is entered into by and among Tricida, Inc., a Delaware corporation, and each of its Qualified Subsidiaries from time to time party hereto (hereinafter collectively referred to as the “Borrower”), the several banks and other financial institutions or entities from time to time parties to this Agreement (collectively, referred to as “Lender”) and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lender (in such capacity, the “Agent”). RECITALS A. Borrower has requested Lender to make available to Borrower a loan in an aggregate principal amount of up to One Hundred Twenty-Five Million Dollars ($125,000,000) (the “Term Loan”); and B. Lender is willing to make the Term Loan on the terms and conditions set forth in this Agreement. AGREEMENT NOW, THEREFORE, Borrower, Agent and Lender agree as follows: SECTION 1. DEFINITIONS AND RULES OF CONSTRUCTION 1.1 Unless otherwise defined herein, the following capitalized terms shall have the following meanings: “2020 Convertible Notes” means those certain 3.50% Convertible Senior Notes Due 2027, issued by Borrower and governed by the terms of an indenture, dated as of May 22, 2020, between Borrower and U.S. Bank National Association, as trustee. “Account Control Agreement(s)” means any agreement entered into by and among the Agent, Borrower and a third party bank or other institution (including a Securities Intermediary) in which Borrower maintains a Deposit Account or an account holding Investment Property and which perfects Agent’s first priority security interest in the subject account or accounts. “ACH Authorization” means the ACH Debit Authorization Agreement in substantially the form of Exhibit H, which account numbers shall be redacted for security purposes if and when filed publicly by the Borrower. “Acquired Indebtedness” means Indebtedness of a Person whose assets or Equity Interests are acquired by Borrower or any of its Subsidiaries in a Permitted Acquisition; provided,

2 that such Indebtedness (a) was in existence prior to the date of such Permitted Acquisition and (b) was not incurred in connection with, or in contemplation of, such Permitted Acquisition. “Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business, line of business or division or other unit of operation of a Person, (b) the acquisition of fifty percent (50%) or more of the Equity Interests of any Person, whether or not involving a merger, consolidation or similar transaction with such other Person, or otherwise causing any Person to become a Subsidiary of Borrower, or (c) the acquisition of, or the right to use, develop or sell (in each case, including through licensing), any product, product line or Intellectual Property of or from any other Person. “Advance(s)” means a Term Loan Advance. “Advance Date” means the funding date of any Advance. “Advance Request” means a request for an Advance submitted by Borrower to Agent in substantially the form of Exhibit A, which account numbers shall be redacted for security purposes if and when filed publicly by the Borrower. “Affiliate” means (a) any Person that directly or indirectly controls, is controlled by, or is under common control with the Person in question, (b) any Person directly or indirectly owning, controlling or holding with power to vote ten percent (10%) or more of the outstanding voting securities of another Person, (c) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held by another Person with power to vote such securities, or (d) any Person related by blood or marriage to any Person described in subsection (a), (b) or (c) of this paragraph. As used in the definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. “Agent” has the meaning given to it in the preamble to this Agreement. “Amortization Date” means August 1, 2024 or, if the Interest Only Extension Conditions are satisfied, November 1, 2026. “Anti-Corruption Laws” shall mean all laws, rules, and regulations of any jurisdiction applicable to Borrower or any of its Affiliates from time to time concerning or relating to bribery or corruption, including without limitation the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010 and other similar legislation in any other jurisdictions. “Anti-Terrorism Laws” means any laws, rules, regulations or orders relating to terrorism or money laundering, including without limitation Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by OFAC.

3 “Approval Milestone” means Borrower shall have obtained approval of the NDA for TRC101 (a/k/a veverimer) from the FDA, with approved labeling that is generally consistent with the labeling sought in the NDA resubmission, subject to verification by Agent (including supporting documentation requested by Agent, to the extent such documentation is available to Borrower). “Assignee” has the meaning given to it in Section 11.13. “Blocked Person” means any Person: (a) listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (b) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (c) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (d) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224, or (e) a Person that is named a “specially designated national” or “blocked person” on the most current list published by OFAC or other similar list. “Borrower Products” means all products, software, service offerings, technical data or technology currently being designed, manufactured or sold by Borrower or which Borrower intends to sell, license, or distribute in the future including any products or service offerings under development, collectively, together with all products, software, service offerings, technical data or technology that have been sold, licensed or distributed by Borrower since its incorporation. “Borrower’s Market Capitalization” means, for any given date of determination, an amount equal to (a) the average of the daily volume weighted average price of Common Stock as reported for each the five (5) trading days preceding such date of determination (it being understood that a “trading day” shall mean a day on which shares of Common Stock trade on the NASDAQ in an ordinary trading session) multiplied by (b) the sum of (i) the total number of issued and outstanding shares of Common Stock that are issued and outstanding on the date of the determination and listed on the NASDAQ (or, if the primary listing of such Common Stock is on another exchange, on such other exchange) and (ii) the number of warrants that are pre- funded and are convertible to Common Stock on the date of the determination (including, but not limited to, the 2,333,333 pre-funded warrants that are outstanding as of the Closing Date). Such determination shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period. “Business Day” means any day other than Saturday, Sunday and any other day on which banking institutions in the State of California are closed for business. “Cash” means all cash, cash equivalents and liquid funds. “Change in Control” means any event, transaction, or occurrence as a result of which (a) any “person” (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of Borrower, is or becomes a beneficial owner (within the meaning Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of Borrower, representing thirty-five

4 percent (35%) or more of the combined voting power of Borrower’s then outstanding securities; or (b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of Borrower (together with any new directors whose election by the board of directors of Borrower was approved by a vote of not less than two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office. “Claims” has the meaning given to it in Section 11.10. “Closing Date” means October 19, 2022. “Closing Date Facility Charge” means One Hundred Twenty-Five Thousand ($125,000). “Collateral” means the property described in Section 3. “Common Stock” means the common stock, par value $0.001 per share, of the Borrower. “Confidential Information” has the meaning given to it in Section 11.12. “Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any Indebtedness, lease, dividend, letter of credit or other obligation of another, including any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement. “Copyright License” means any written agreement granting any right to use any Copyright or Copyright registration, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest. “Copyrights” means all copyrights, whether registered or unregistered, held pursuant to the laws of the United States of America, any State thereof, or of any other country.

5 “Deposit Accounts” means any “deposit accounts,” as such term is defined in the UCC, and includes any checking account, savings account, or certificate of deposit. “Domestic Subsidiary” means any Subsidiary that is not a Foreign Subsidiary. “Due Diligence Fee” means $25,000, which fee has been paid to the Lenders prior to the Closing Date, and shall be deemed fully earned on such date regardless of the early termination of this Agreement. “Eligible Foreign Subsidiary” means any Foreign Subsidiary whose execution of a Joinder Agreement could not result in a material adverse tax consequence to Borrower. “End of Term Charge” means any end of term charge payable pursuant to Section 2.6. “Equity Interests” means, with respect to any Person, the capital stock, partnership or limited liability company interest, or other equity securities or equity ownership interests of such Person. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder. “Event of Default” has the meaning given to it in Section 9. “Excluded Accounts” means any Deposit Account that is used solely as a payroll account for the employees of Borrower or any of its Subsidiaries or the funds in which consist solely of funds held in trust for any director, officer or employee of Borrower or such Subsidiary or any employee benefit plan maintained by Borrower or such Subsidiary or funds representing deferred compensation for the directors and employees of Borrower or such Subsidiary, collectively not to exceed the amount to be paid in the ordinary course of business in the then-next payroll cycle. “FDA” means the United States Food and Drug Administration, or any successor thereto. “FDCA” means the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301 et seq., as amended from time to time, and the rules and regulations promulgated thereunder. “Financial Statements” has the meaning given to it in Section 7.1. “Foreign Subsidiary” means any Subsidiary other than a Subsidiary organized under the laws of any state within the United States of America. “GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time. “Healthcare Laws” means all health care laws applicable to Borrower or any Subsidiary and to the ownership, testing, development, sale, marketing, manufacture, packaging,

6 processing, use, distribution, storage, import, export or disposal of Borrower’s or any Subsidiary’s products or product candidates, including but not limited to, the FDCA, the Anti-Kickback Statute (42 U.S.C. Section 1320a-7b(b)), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the Physician Payment Sunshine Act (42 U.S.C. § 1320a-7h), the Civil False Claims Act (31 U.S.C. Section 3729 et seq.), the criminal False Claims Law (42 U.S.C. § 1320a-7b(a)), all criminal laws relating to health care fraud and abuse, including but not limited to 18 U.S.C. Sections 286 and 287, and the health care fraud criminal provisions under HIPAA (42 U.S.C. Section 1320d et seq.), the exclusion laws (42 U.S.C. § 1320a-7), HIPAA and similar state and foreign privacy and data security laws such as the European Union General Data Protection Regulation, Medicare (Title XVIII of the Social Security Act), Medicaid (Title XIX of the Social Security Act), and any and all other comparable state, local, federal or foreign health care laws and the regulations promulgated pursuant to such laws, each as amended from time to time. “HIPAA” means the U.S. Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.) as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. § 17921 et seq.), and all regulations promulgated thereunder. “Indebtedness” means indebtedness of any kind, including (a) all indebtedness for borrowed money or the deferred purchase price of property or services (excluding trade credit entered into in the ordinary course of business due within ninety (90) days), including reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, and (d) all Contingent Obligations. “Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief. “Intellectual Property” means all of Borrower’s Copyrights; Trademarks; Patents; Licenses; trade secrets and inventions; mask works; Borrower’s applications therefor and reissues, extensions, or renewals thereof; and Borrower’s goodwill associated with any of the foregoing, together with Borrower’s rights to sue for past, present and future infringement of Intellectual Property and the goodwill associated therewith. “Interest Only Extension Conditions” shall mean the satisfaction of each of the following events: (a) no Event of Default shall have occurred and is continuing and (b) Borrower’s achievement of the Approval Milestone on or prior to the then-effective Amortization Date. “Investment” means any beneficial ownership (including stock, partnership or limited liability company interests) of or in any Person, or any loan, advance or capital contribution to any Person or any Acquisition. “Joinder Agreements” means for each Qualified Subsidiary, a completed and executed Joinder Agreement in substantially the form attached hereto as Exhibit G.

7 “Lender” has the meaning given to it in the preamble to this Agreement. “License” means any Copyright License, Patent License, Trademark License or other license of Intellectual Property rights or interests. “Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, and any lease in the nature of a security interest. “Loan” means the Advances made under this Agreement. “Loan Documents” means this Agreement, the Notes (if any), the ACH Authorization, the Account Control Agreements, the Joinder Agreements, all UCC financing statements, and any other documents executed in connection with the Secured Obligations or the transactions contemplated hereby, as the same may from time to time be amended, modified, supplemented or restated. “Material Adverse Effect” means a material adverse effect upon: (i) the business, operations, properties, assets or financial condition of Borrower and its Subsidiaries taken as a whole; (ii) the ability of Borrower to perform or pay the Secured Obligations in accordance with the terms of the Loan Documents, or the ability of Agent or Lender to enforce any of its rights or remedies with respect to the Secured Obligations; or (iii) the Collateral or Agent’s Liens on the Collateral or the priority of such Liens. “Maximum Rate” shall have the meaning assigned to such term in Section 2.3. “Maximum Term Loan Amount” means One Hundred Twenty-Five Million and No/100 Dollars ($125,000,000). “Merger Event” means any Change in Control or any sale, lease, exclusive license or other transfer of all or substantially all assets or Common Stock of the Borrower or any consolidation, merger, recapitalization or reorganization involving the Borrower in which the Borrower is not the surviving entity, or in which the outstanding shares of the Borrower’s capital stock are otherwise converted into or exchanged for shares of common stock, preferred stock, other securities or property of another entity; other than any such consolidation, merger, recapitalization or reorganization in which the shares of capital stock of the Borrower immediately prior to such consolidation, merger or reorganization, continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger, recapitalization or reorganization (it being understood that for purposes of any such determination, all shares of Common Stock issuable upon exercise of options or warrants outstanding immediately prior to any such consolidation, merger, recapitalization or reorganization or upon conversion of convertible securities outstanding immediately prior to such consolidation, merger, recapitalization or reorganization shall be deemed to be outstanding immediately prior to such consolidation, merger, recapitalization or reorganization and, if applicable, converted or exchanged in such consolidation, merger, recapitalization or reorganization on the same terms as the actual outstanding shares of capital stock are converted or exchanged).

8 “NDA” means a new drug application submitted to the FDA pursuant to Section 505(b) of the Federal Food, Drug, and Cosmetic Act seeking authorization to market a new drug in the United States, and all supplements and amendments that may be submitted thereto. “NDA Milestone” means FDA has accepted Borrower’s NDA for TRC101 (a/k/a veverimer) for filing, subject to verification by Agent (including supporting documentation requested by Agent, to the extent such documentation is available to Borrower). “Net TRC101 Product Revenue” means Borrower’s product revenue from TRC101 (including licensing, royalty and other payments, including from collaboration arrangements, derived from or related to TRC101) that is invoiced and/or recognized as net revenue (as determined in accordance with GAAP as applied by Borrower), calculated in a manner consistent with how such amount is (or is to be) reported in Borrower’s audited Financial Statements. “Non-Disclosure Agreement” means that certain Mutual Confidential Disclosure Agreement by and between Borrower and Hercules Capital, Inc. effective August 1, 2022. “Note(s)” means a Term Note. “OFAC” is the U.S. Department of Treasury Office of Foreign Assets Control. “OFAC Lists” are, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders. “Patent License” means any written agreement granting any right with respect to any invention on which a Patent is in existence or a Patent application is pending, in which agreement Borrower now holds or hereafter acquires any interest. “Patents” means all letters patent of, or rights corresponding thereto, in the United States of America or in any other country, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto, in the United States of America or any other country. “Permits” means all certifications, registrations, licenses, permits, franchises, approvals, clearances, exemptions, authorizations or consents of any governmental entity, necessary for or used in the conduct or operation Borrower’s or any Subsidiary’s business. “Permitted Acquisition” shall mean any Acquisition (including by way of merger), which is conducted in accordance with the following requirements: (a) such Acquisition is of a business or Person engaged in a line of business related to that of the Borrower or its Subsidiaries; (b) if such Acquisition is structured as a stock Acquisition, then the Person so acquired shall either (i) become a wholly-owned Subsidiary of Borrower or of a Subsidiary and

9 the Borrower shall comply, or cause such Subsidiary to comply, with Section 7.13 hereof or (ii) such Person shall be merged with and into Borrower (with the Borrower being the surviving entity); (c) if such Acquisition is structured as the Acquisition of assets, such assets shall be acquired by Borrower, and shall be free and clear of Liens other than Permitted Liens; (d) both immediately before and after such Acquisition no Default or Event of Default shall have occurred and be continuing; (e) the sum of the cash portion of the purchase price of such proposed new Acquisition, computed on the basis of total Acquisition consideration paid or incurred, or to be paid or incurred, by Borrower with respect thereto, including the amount of Permitted Indebtedness assumed or to which such assets, businesses or business or ownership interest or shares, or any Person so acquired, is subject, shall not be greater than Five Million Dollars ($5,000,000) for all such Acquisitions during the term of this Agreement; and (f) the sum of any consideration for all such Acquisitions (other than any Acquisition in which the target of such Acquisition achieved EBITDA (as reasonably defined by Agent) of at least $1 on a trailing twelve (12) month basis immediately prior to the consummation of such Acquisition) paid in Equity Interests of Borrower shall not exceed One Hundred Million Dollars ($100,000,000) for all such Acquisitions during the term of this Agreement. “Permitted Convertible Indebtedness” means outstanding Indebtedness in an aggregate amount not to exceed $500,000,000 consisting of (a) the 2020 Convertible Notes and (b) any other Indebtedness that is convertible into a fixed number (subject to customary anti- dilution adjustments, “make-whole” increases and other customary changes thereto) of shares of Common Stock of Borrower (and cash in lieu of fractional shares) (or other securities or property following a Merger Event or other change of the Common Stock of Borrower), cash or any combination thereof (with the amount of such cash or such combination determined by reference to the market price of such Common Stock or such other securities) issued by the Borrower after the Closing Date pursuant to an offering consummated in accordance with or registered under the Securities Act of 1933, provided that (1) such Indebtedness is unsecured, (2) such Indebtedness does not have a scheduled maturity date, any scheduled amortization payments or any mandatory cash prepayments or redemptions of principal earlier than one hundred eighty (180) days after the Term Loan Maturity Date (other than cash in lieu of fractional shares upon any conversion thereof) (it being understood that neither (i) any offer to purchase such Indebtedness as a result of “change of control”, “fundamental change” or any comparable term under and as defined in any indenture governing any Permitted Convertible Indebtedness, (ii) any early conversion of such Indebtedness in accordance with the terms thereof, nor (iii) any redemption of such Indebtedness upon satisfaction of a condition related to the stock price of the Borrower’s common stock, in each case, shall violate the restriction of this clause (2)), (3) such Indebtedness shall be on terms and conditions customary for Indebtedness of such type, as determined in good faith by the board of directors of Borrower, (4) such Indebtedness shall not be guaranteed by any entity unless such entity also guaranties the Secured Obligations pursuant to an executed Joinder Agreement in accordance with Section 7.13, (5) such Indebtedness shall be Indebtedness of

10 Tricida, Inc., (6) on the date of issuance thereof, the Borrower’s Market Capitalization is not less than $1,000,000,000 (except in the case of any replacement or refinancing of the 2020 Convertible Notes in a principal amount not to exceed $200,000,000) and (7) the definitive documents governing such Indebtedness shall include a cure period of at least thirty (30) calendar days (after written notice to the issuer of such Indebtedness by the trustee or to such issuer and such trustee by holders of at least 25% in aggregate principal amount of such Indebtedness then outstanding) for any cross-default or cross-acceleration event of default (each howsoever defined) provision contained therein that relates to indebtedness or other payment obligations of Borrower (or any Subsidiary). “Permitted Indebtedness” means: (i) Indebtedness of Borrower in favor of Lender or Agent arising under this Agreement or any other Loan Document; (ii) Indebtedness existing on the Closing Date which is disclosed in Schedule 1A; (iii) Indebtedness of up to $5,000,000 outstanding at any time secured by a Lien described in clause (vii) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the cost of the Equipment financed with such Indebtedness; (iv) Indebtedness to trade creditors incurred in the ordinary course of business, including Indebtedness incurred in the ordinary course of business with corporate credit cards; (v) Indebtedness that also constitutes a Permitted Investment; (vi) Subordinated Indebtedness; (vii) reimbursement obligations in connection with letters of credit that are secured by Cash and issued on behalf of the Borrower or a Subsidiary thereof in an amount not to exceed $5,000,000 at any time outstanding; (viii) other Indebtedness in an amount not to exceed $2,000,000 at any time outstanding; (ix) intercompany Indebtedness as long as each of the Subsidiary obligor and the Subsidiary obligee under such Indebtedness is a Qualified Subsidiary that has executed a Joinder Agreement; (x) Acquired Indebtedness in a principal amount not to exceed $5,000,000 outstanding at any one time; (xi) Permitted Convertible Indebtedness and (xii) extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose materially more burdensome terms upon Borrower or its Subsidiary, as the case may be. “Permitted Investment” means: (i) Investments existing on the Closing Date which are disclosed in Schedule 1B; (ii) (a) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Services, (b) commercial paper maturing no more than one year from the date of creation thereof and currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (c) certificates of deposit issued by any bank with assets of at least $250,000,000 maturing no more than one year from the date of investment therein, (d) money market accounts and (e) Investments made in accordance with Borrower's investment policy, dated as of May 3, 2022, in the form delivered to and approved in writing by Agent prior to the Closing Date (as amended or otherwise modified from time to time as approved by the audit committee of the Borrower and approved in writing by Agent); (iii) repurchases of stock from former employees, directors, or consultants of Borrower under the terms of applicable repurchase agreements at the original issuance price of such securities in an aggregate amount not to exceed $2,000,000 in any fiscal year, provided that no Event of Default has occurred, is continuing or could exist after giving effect to the repurchases; (iv) Investments accepted in connection with Permitted Transfers; (v) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of

11 customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business; (vi) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business, provided that this subparagraph (vi) shall not apply to Investments of Borrower in any Subsidiary; (vii) Investments consisting of loans not involving the net transfer on a substantially contemporaneous basis of cash proceeds to employees, officers or directors relating to the purchase of capital stock of Borrower pursuant to employee stock purchase plans or other similar agreements approved by Borrower’s board of directors; (viii) Investments consisting of travel advances in the ordinary course of business; (ix) Investments in newly-formed Domestic Subsidiaries or Qualified Subsidiaries acquired in connection with a Permitted Acquisition, provided that each such Domestic Subsidiary enters into a Joinder Agreement promptly after its formation by Borrower and execute such other documents as shall be reasonably requested by Agent; (x) Investments in Foreign Subsidiaries approved in advance in writing by Agent; (xi) joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the nonexclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash Investments by Borrower do not exceed $5,000,000 in the aggregate in any fiscal year; (xii) Permitted Vendor Payments; (xiii) Permitted Acquisitions and (xiv) additional Investments that do not exceed $2,000,000 in the aggregate. “Permitted License” means (i) non-exclusive licenses and similar arrangements for the use of Intellectual Property in the ordinary course of business that could not result in a legal transfer of title of the licensed Intellectual Property, or (ii) licenses of Intellectual Property that may be exclusive solely as to discrete geographic territory outside of the United States of America so long as such licenses could not result in a legal transfer of title of any Intellectual Property. “Permitted Liens” means any and all of the following: (i) Liens in favor of Agent or Lender; (ii) Liens existing on the Closing Date which are disclosed in Schedule 1C; (iii) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; provided, that Borrower maintains adequate reserves therefor in accordance with GAAP; (iv) Liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of Borrower’s business and imposed without action of such parties; provided, that the payment thereof is not yet required; (v) Liens arising from judgments, decrees or attachments in circumstances which do not constitute an Event of Default hereunder; (vi) the following deposits, to the extent made in the ordinary course of business: deposits under worker’s compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than Liens arising under ERISA or environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds; (vii) Liens on Equipment or software or other Intellectual Property constituting purchase money Liens and Liens in connection with capital leases securing Indebtedness permitted in clause (iii) of “Permitted Indebtedness”; (viii) Liens incurred in connection with Subordinated Indebtedness; (ix) leasehold interests in leases or subleases and licenses granted in the ordinary course of business and not interfering in any material respect with the business of the licensor; (x) Liens in favor of customs and revenue

12 authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due; (xi) Liens on insurance proceeds securing the payment of financed insurance premiums that are promptly paid on or before the date they become due (provided that such Liens extend only to such insurance proceeds and not to any other property or assets); (xii) statutory and common law rights of set-off and other similar rights as to deposits of cash and securities in favor of banks, other depository institutions and brokerage firms; (xiii) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business so long as they do not materially impair the value or marketability of the related property; (xiv) (A) Liens on Cash securing obligations permitted under clause (vii) of the definition of Permitted Indebtedness and (B) security deposits in connection with real property leases, the combination of (A) and (B) in an aggregate amount not to exceed $5,000,000 at any time; (xv) Liens securing obligations in an aggregate amount not to exceed $2,000,000 at any time; (xvi) Liens assumed by Borrower or its Subsidiaries in connection with a Permitted Acquisition that secure Acquired Indebtedness permitted under clause (x) of Permitted Indebtedness; (xvii) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clauses (i) through (xvi) above; provided, that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced (as may have been reduced by any payment thereon) does not increase; and (xviii) Permitted Licenses. “Permitted Transfers” means (i) sales of Inventory in the ordinary course of business; (ii) Permitted Licenses; (iii) dispositions of worn-out, obsolete or surplus Equipment at fair market value in the ordinary course of business; (iv) Permitted Investments; (v) payments on arm’s length terms in connection with the production, marketing, manufacturing, testing, distribution, packaging, development or sale of TRC101 in the ordinary course of business and (vi) other transfers of assets having a fair market value of not more than $5,000,000 in the aggregate in any fiscal year. “Permitted Vendor Payments” means any expense reimbursement, advance, investment or other form of payment or transfer of consideration to suppliers, manufacturers or other contractual counterparties, in each case that are not Affiliates of Borrower, pursuant to arm’s length contractual arrangements for the production, marketing, manufacturing, testing, distribution, packaging, development or sale of products of the Borrower or any of its Subsidiaries in the ordinary course. “Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, other entity or government. “Positive Data” means with respect to a clinical trial, that (i) such clinical trial has achieved its protocol-specified primary efficacy endpoint with statistical significance; and (ii) that the Borrower Product investigated in such clinical trial has demonstrated an acceptable safety profile, in each case subject to verification by Agent (including supporting documentation requested by Agent, to the extent such documentation is available to Borrower).

13 “Prepayment Charge” shall have the meaning assigned to such term in Section 2.5. “Public Offering” shall have the meaning assigned to such term in Section 8.1. “Qualified Subsidiary” means any direct or indirect Domestic Subsidiary or Eligible Foreign Subsidiary. “Receivables” means (i) all of Borrower’s Accounts, Instruments, Documents, Chattel Paper, Supporting Obligations, letters of credit, proceeds of any letter of credit, and Letter of Credit Rights, and (ii) all customer lists, software, and business records related thereto. “Redemption Conditions” means, with respect to any redemption by Borrower of any Permitted Convertible Indebtedness, satisfaction of each of the following events: (a) at the time of such redemption, no fact or condition exists or results therefrom that could (or could, with the passage of time, the giving of notice, or both) constitute an Event of Default, and (b) both immediately before and at all times after such redemption, Borrower’s Unrestricted Cash shall be not less than 100% of the outstanding Secured Obligations. “Required Lenders” means at any time, the holders of more than 50% of the sum of the aggregate unpaid principal amount of the Term Loans then outstanding. “Responsible Officer” is any of the Chief Executive Officer, President, Chief Financial Officer, Chief Accounting Officer and General Counsel of Borrower. “Sanctioned Country” shall mean, at any time, a country or territory which is the subject or target of any Sanctions. “Sanctioned Person” shall mean, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or by the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person. “Sanctions” shall mean economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom. “Secured Obligations” means Borrower’s obligations under this Agreement and any Loan Document, including any obligation to pay any amount now owing or later arising. “Securities Act” means the Securities Act of 1933, as amended. “Subordinated Indebtedness” means Indebtedness subordinated to the Secured Obligations in amounts and on terms and conditions satisfactory to Agent in its sole discretion

14 and subject to a subordination agreement in form and substance satisfactory to Agent in its sole discretion. “Subsidiary” means an entity, whether corporate, partnership, limited liability company, joint venture or otherwise, in which Borrower owns or controls 50% or more of the outstanding voting securities, including each entity listed on Schedule 1 hereto. “Term Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to the Borrower in a principal amount not to exceed the amount set forth under the heading “Term Commitment” opposite such Lender’s name on Schedule 1.1. “Term Loan Advance” means any Term Loan funds advanced under this Agreement. “Term Loan Cash Interest Rate” means for any day a per annum rate of interest equal to the greater of either (i) the lesser of (x) 8.75% plus the prime rate as reported in The Wall Street Journal minus 6.25% and (y) 10.25%, and (ii) 8.75%. “Term Loan Maturity Date” means November 1, 2025; provided that if Borrower achieves the Approval Milestone on or before November 1, 2025, the “Term Loan Maturity Date” shall mean November 1, 2027; provided further that, if by May 15, 2026, (a) the 2020 Convertible Notes have not converted or (b) the maturity date of the 2020 Convertible is not amended to a date that is at least 180 days after the then-effective Term Loan Maturity Date, then the Term Loan Maturity Date shall automatically become November 15, 2026. “Term Note” means a Promissory Note in substantially the form of Exhibit B. “Trademark License” means any written agreement granting any right to use any Trademark or Trademark registration, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest. “Trademarks” means all trademarks (registered, common law or otherwise) and any applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any State thereof or any other country or any political subdivision thereof. “Tranches” means, collectively, the Tranche 1 Advance, the Tranche 2 Advance, the Tranche 3 Advance and the Tranche 4 Advance. “Tranche 1 Advance” has the meaning set forth in Section 2.2(a)(i). “Tranche 1 Draw Period” means the period beginning on the date of Borrower’s achievement of the VALOR-CKD Milestone and continuing through December 31, 2022. “Tranche 1 Facility Charge” means $62,500 which is payable to Lender in accordance with Section 4.2(f), subject to funding of the Tranche 1 Advance.

15 “Tranche 2 Advance” has the meaning set forth in Section 2.2(a)(ii). “Tranche 2 Draw Period” means the period beginning on the date of Borrower’s achievement of the NDA Milestone and continuing through the earlier of (a) ten (10) Business Days following Borrower’s achievement of the NDA Milestone and (b) September 15, 2023. “Tranche 2 Facility Charge” means $62,500 which is payable to Lender in accordance with Section 4.2(g), subject to funding of the Tranche 2 Advance. “Tranche 3 Advance” has the meaning set forth in Section 2.2(a)(iii). “Tranche 3 Draw Period” means the period beginning on the date of Borrower’s achievement of the Approval Milestone and continuing through the earlier of (a) ten (10) Business Days following Borrower’s achievement of the Approval Milestone and (b) February 15, 2024. “Tranche 3 Facility Charge” means $250,000 which is payable to Lender in accordance with Section 4.2(h), subject to funding of the Tranche 3 Advance. “Tranche 4 Advance” has the meaning set forth in Section 2.2(a)(iv). “Tranche 4 Facility Charge” means $125,000 which is payable to Lender in accordance with Section 4.2(i), subject to funding of the Tranche 4 Advance. “UCC” means the Uniform Commercial Code as the same is, from time to time, in effect in the State of California; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as the same is, from time to time, in effect in a jurisdiction other than the State of California, then the term “UCC” shall mean the Uniform Commercial Code as in effect, from time to time, in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions. “Unrestricted Cash” means Cash held by Borrower subject to an Account Control Agreement. “VALOR-CKD Milestone” means Borrower’s VALOR-CKD trial, clinicaltrials.gov identifier #NCT03710291, has demonstrated Positive Data where such Positive Data would be expected to support Borrower’s resubmission and subsequent FDA filing of the NDA for TRC101 (a/k/a veverimer) as the next immediate step in clinical development, subject to verification by Agent (including supporting documentation requested by Agent, to the extent such documentation is available to Borrower). 1.2 Unless otherwise specified, all references in this Agreement or any Annex or Schedule hereto to a “Section,” “subsection,” “Exhibit,” “Annex,” or “Schedule” shall refer to the corresponding Section, subsection, Exhibit, Annex, or Schedule in or to this Agreement. Unless otherwise specifically provided herein, any accounting term used in this Agreement or the other Loan Documents shall have the meaning customarily given

16 such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP, consistently applied. Unless otherwise defined herein or in the other Loan Documents, terms that are used herein or in the other Loan Documents and defined in the UCC shall have the meanings given to them in the UCC. For purposes of the Loan Documents, (a) in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (x) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person and (y) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time, and (b) whenever a representation or warranty is made to Borrower’s knowledge or awareness, to the “best of” Borrower’s knowledge, or with a similar qualification, knowledge or awareness means the actual knowledge, after reasonable investigation, of any Responsible Officer. SECTION 2. THE LOAN 2.1 [Reserved]. 2.2 Term Loan. (a) Advances. (i) Tranche 1. Subject to the terms and conditions of this Agreement, during the Tranche 1 Draw Period, Borrower may request, and if requested, Lenders with a Term Commitment with respect to Tranche 1 shall severally (and not jointly) make a Term Loan Advance, in an amount not to exceed its respective Term Commitment with respect to the Term Loan Advance made pursuant to this clause (i), in an aggregate principal amount of Twenty-Five Million Dollars ($25,000,000) in minimum increments of Five Million Dollars ($5,000,000) (each, a “Tranche 1 Advance”). (ii) Tranche 2. Subject to the terms and conditions of this Agreement, during the Tranche 2 Draw Period, Borrower may request, and if requested, Lenders with a Term Commitment with respect to Tranche 2 shall severally (and not jointly) make a Term Loan Advance, in an amount not to exceed its respective Term Commitment with respect to the Term Loan Advance made pursuant to this clause (ii), in an aggregate principal amount of Twenty-Five Million Dollars ($25,000,000) in minimum increments of Five Million Dollars ($5,000,000) (each, a “Tranche 2 Advance”). (iii) Tranche 3. Subject to the terms and conditions of this Agreement, during the Tranche 3 Draw Period, Borrower may request, and if requested, Lenders with a Term Commitment with respect to Tranche 3 shall severally (and not jointly) make a Term Loan Advance, in an amount not to exceed its respective Term Commitment with respect to the Term Loan Advance made pursuant to this clause (iii), in an aggregate principal amount of Fifty Million Dollars ($50,000,000) in

17 minimum increments of Five Million Dollars ($5,000,000) (each, a “Tranche 3 Advance”). (iv) Tranche 4. Subject to the terms and conditions of this Agreement and conditioned on approval by Lenders’ investment committee in its sole and unfettered discretion, on or before December 15, 2024, Borrower may request Term Loan Advances in an aggregate principal amount of Twenty-Five Million Dollars ($25,000,000) in minimum increments of Five Million Dollars ($5,000,000) (each, a “Tranche 4 Advance”). The aggregate outstanding Term Loan Advances may be up to the Maximum Term Loan Amount. (b) The aggregate outstanding principal amount of Term Loan Advances shall not exceed the Maximum Term Loan Amount. (c) Advance Request. To obtain a Term Loan Advance, Borrower shall complete, sign and deliver an Advance Request (at least five (5) Business Days before the Advance Date other than the Closing Date, which shall be at least one (1) Business Day) to Agent. Lender shall fund the Term Loan Advance in the manner requested by the Advance Request provided that each of the conditions precedent to such Term Loan Advance is satisfied as of the requested Advance Date. (d) Interest. The outstanding principal balance of each Term Loan Advance shall bear interest thereon from the applicable Advance Date for such Term Loan Advance at the Term Loan Cash Interest Rate (as may be adjusted from time to time in accordance with the definition thereof) based on a year consisting of 360 days, with interest computed daily based on the actual number of days elapsed. The Term Loan Cash Interest Rate will float and be determined as of each day in accordance with the definition thereof. (e) Payment. Borrower will pay interest on each Term Loan Advance on the first (1st) day of each month, beginning the month after the applicable Advance Date for such Term Loan Advance. Commencing with the Amortization Date, and continuing on the first Business Day of each month until the Term Loan Maturity Date, Borrower shall repay the aggregate Term Loan Advances that is outstanding on the day immediately preceding Amortization Date, in equal monthly installments of principal and interest (mortgage style), and with such payment being in an amount sufficient to fully amortize the outstanding Term Loan principal balance; provided that if the Term Loan Cash Interest Rate is adjusted in accordance with its terms, or the Amortization Date or the Term Loan Maturity Date is extended, the amount of each subsequent monthly installment shall be recalculated so that the remaining payments shall be equal monthly installments of principal and interest (mortgage style) and with such payment being in an amount sufficient to fully amortize the outstanding Term Loan principal balance beginning on the first Business Day of the month following such recalculation and continuing on the first Business Day of each month thereafter until the Secured Obligations (other than inchoate indemnity obligations) are repaid in full. The entire Term Loan principal balance and all accrued but unpaid interest hereunder, shall be due and payable on Term Loan Maturity Date. Borrower shall make all payments under this

18 Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense. Lender will initiate debit entries to the Borrower’s account as authorized on the ACH Authorization (i) on each payment date of all periodic principal and interest obligations payable to Lender under each Term Loan Advance (but, prior to an Event of Default that continues, not any fees or out-of-pocket legal fees and costs incurred by Agent or Lender and payable by Borrower as provided in Section 11.11, which shall be payable promptly upon receipt of invoices therefor) and (ii) following the occurrence of an Event of Default that continues, all out-of-pocket legal fees and costs incurred by Agent or Lender in connection with Section 11.11; provided that, with respect to clause (i) above, in the event that Lender or Agent informs Borrower that Lender will not initiate a debit entry to Borrower’s account for a certain amount of the periodic principal and interest obligations due on a specific payment date, Borrower shall pay to Lender such amount of periodic principal and interest obligations in full in immediately available funds on such payment date; provided, further, that, with respect to clause (i) above, if Lender or Agent informs Borrower that Lender will not initiate a debit entry as described above later than the date that is three (3) Business Days prior to such payment date, Borrower shall pay to Lender such amount of periodic principal and interest obligations in full in immediately available funds on the date that is three (3) Business Days after the date on which Lender or Agent notifies Borrower of such. Prior to an Event of Default that continues, neither Lender nor Agent will initiate any debit entry to Borrower’s account for any fees or out- of-pocket legal fees and costs incurred by Agent or Lender, each of which shall be payable by Borrower promptly upon receipt of invoices therefor. 2.3 Maximum Interest. Notwithstanding any provision in this Agreement or any other Loan Document, it is the parties’ intent not to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law that a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of California shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the “Maximum Rate”). If a court of competent jurisdiction shall finally determine that Borrower has actually paid to Lender an amount of interest in excess of the amount that would have been payable if all of the Secured Obligations had at all times borne interest at the Maximum Rate, then such excess interest actually paid by Borrower shall be applied as follows: first, to the payment of the Secured Obligations consisting of the outstanding principal; second, after all principal is repaid, to the payment of Lender’s accrued interest, costs, expenses, professional fees and any other Secured Obligations; and third, after all Secured Obligations are repaid, the excess (if any) shall be refunded to Borrower. 2.4 Default Interest. Upon the occurrence and during the continuation of an Event of Default hereunder, all Secured Obligations, including principal, interest, compounded interest, and professional fees, shall bear interest at a rate per annum equal to the rate set forth in Section 2.2(d), plus three percent (3%) per annum. In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in Section 2.2(d) or Section 2.4, as applicable. 2.5 Prepayment.

19 (a) At its option upon at least seven (7) Business Days prior written notice to Agent, Borrower may at any time prepay all or a portion of the outstanding Advances by paying the entire principal balance (or such portion thereof), all accrued and unpaid interest thereon, together with a prepayment charge equal to the following percentage of the principal amount of such Advance so prepaid: if such Advance amounts are prepaid in any of the first twelve (12) months following the Closing Date, 2.0%; after twelve (12) months but prior to twenty-four (24) months following the Closing Date, 1.5%; after twenty-four (24) months but prior to thirty-six (36) months following the Closing Date, 1.0%; and thereafter, 0.0% (each, a “Prepayment Charge”). Borrower agrees that any Prepayment Charge is a reasonable calculation of Lender’s lost profits in view of the difficulties and impracticality of determining actual damages resulting from an early repayment of the Advances. Borrower shall prepay the outstanding amount of all principal and accrued interest through the prepayment date and any Prepayment Charge upon the occurrence of a Change in Control. Any amounts paid under this Section shall be applied by Agent to the then unpaid amount of any Secured Obligations (including principal and interest) in such order and priority as Agent may choose in its sole discretion; provided that (x) Agent shall endeavor to promptly (within two (2) Business Days of the date that the Borrower makes any such payment under this Section 2.5(a)) notify Borrower the manner in which any such payment has been applied and (y) if no Event of Default has occurred and is continuing and Agent has agreed with Borrower to any application of any such payment in advance of the making thereof, such agreed application shall be binding for such payment. (b) Notwithstanding the foregoing, no Prepayment Charge shall be payable (i) if Agent and Lender (in its sole and absolute discretion) agree in writing to refinance the Advances prior to the Term Loan Maturity Date, or (ii) with respect to any prepayment made in accordance with Section 2.5(a) above in connection with a Merger Event, so long as (x) Borrower provides Agent with supporting documentation (which may be in redacted form) reasonably requested by Agent and necessary to verify the occurrence of a Merger Event and (y) such prepayment occurs within twenty-four (24) months following the Closing Date. 2.6 End of Term Charge. On the earliest to occur of (i) the Term Loan Maturity Date, (ii) the date that Borrower prepays the outstanding Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) in full, or (iii) the date that all the Secured Obligations become due and payable, by acceleration (including, but not limited to, upon the occurrence of a bankruptcy or insolvency event (including the acceleration of claims by operation of law) or otherwise), Borrower shall pay Lender a charge equal to 7.50% multiplied by the aggregate principal amount of Term Loans funded under this Agreement. Notwithstanding the required payment date of such charge, it shall be deemed earned by Lender as of the Closing Date. 2.7 Notes. If so requested by Lender by written notice to Borrower, then Borrower shall execute and deliver to Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of Lender pursuant to Section 11.13)

20 (promptly after the Borrower’s receipt of such notice) a Note or Notes to evidence Lender’s Loans. 2.8 Pro Rata Treatment. Each payment (including prepayment) on account of any fee and any reduction of the Term Loans shall be made pro rata according to the Term Commitments of the relevant Lender. 2.9 Treatment of Prepayment Charge and End of Term Charge. Borrower agrees that any Prepayment Charge and any End of Term Charge payable shall be presumed to be the liquidated damages sustained by each Lender as the result of the early termination, and Borrower agrees that it is reasonable under the circumstances currently existing, existing as of the Closing Date. Any Prepayment Charge and any End of Term Charge shall also be payable in the event the Secured Obligations (and/or this Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure, or by any other means. Borrower expressly waives (to the fullest extent it may lawfully do so) the provisions of any present or future statute or law that prohibits or may prohibit the collection of the foregoing Prepayment Charge and End of Term Charge in connection with any such acceleration. Borrower agrees (to the fullest extent that each may lawfully do so): (a) each Prepayment Charge and End of Term Charge is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (b) each Prepayment Charge and End of Term Charge shall be payable notwithstanding the then prevailing market rates at the time payment is made; (c) there has been a course of conduct between the Lenders and Borrower giving specific consideration in this transaction for such agreement to pay any Prepayment Charge and any End of Term Charge as a charge (and not interest) in the event of prepayment or acceleration; and (d) Borrower shall be estopped from claiming differently than as agreed to in this paragraph. Borrower expressly acknowledges that their agreement to pay each of any Prepayment Charge and any End of Term Charge to the Lenders as herein described was on the Closing Date and continues to be a material inducement to the Lenders to provide the Term Loans. SECTION 3. SECURITY INTEREST 3.1 As security for the prompt and complete payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, Borrower grants to Agent a security interest in all of Borrower’s right, title, and interest in, to and under all of Borrower’s personal property and other assets including without limitation the following (except as set forth herein) whether now existing or hereafter acquired (collectively, the “Collateral”): (a) Receivables; (b) Equipment; (c) Fixtures; (d) General Intangibles (other than Intellectual Property); (e) Inventory; (f) Investment Property; (g) Deposit Accounts; (h) Cash; (i) Goods; and all other tangible and intangible personal property of Borrower whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Borrower and wherever located, and any of Borrower’s property in the possession or under the control of Agent; and, to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing; provided, however, that the Collateral shall include all Accounts and General Intangibles that consist of rights to payment and proceeds from the

21 sale, licensing or disposition of all or any part, or rights in, the Intellectual Property (the “Rights to Payment”). Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of the date of this Agreement, include the Intellectual Property to the extent necessary to permit perfection of Agent’s security interest in the Rights to Payment. 3.2 Notwithstanding the broad grant of the security interest set forth in Section 3.1, above, the Collateral shall not include (a) more than 65% of the presently existing and hereafter arising issued and outstanding shares of capital stock owned by Borrower of any Foreign Subsidiary (other than an Eligible Foreign Subsidiary) which shares entitle the holder thereof to vote for directors or any other matter and (b) nonassignable licenses or contracts, which by their terms require the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406, 9407 and 9408 of the UCC). SECTION 4. CONDITIONS PRECEDENT TO LOAN The obligations of Lender to make the Loan hereunder are subject to the satisfaction by Borrower of the following conditions: 4.1 Closing Date. On or prior to the Closing Date, subject to Section 7.23, Borrower shall have delivered to Agent the following: (a) executed copies of the Loan Documents, Account Control Agreements, a customary legal opinion of Borrower’s counsel, and all other documents and instruments reasonably required by Agent to effectuate the transactions contemplated hereby or to create and perfect the Liens of Agent with respect to all Collateral, in all cases in form and substance reasonably acceptable to Agent; (b) certified copy of resolutions of Borrower’s board of directors evidencing approval of the Loan and other transactions evidenced by the Loan Documents; (c) certified copies of the Certificate of Incorporation and the Bylaws, as amended through the Closing Date, of Borrower; (d) a certificate of good standing for Borrower from its state of incorporation and similar certificates from all other jurisdictions in which it does business and where the failure to be qualified could have a Material Adverse Effect; (e) payment of the Due Diligence Fee, the Closing Date Facility Charge and reimbursement of Agent’s and Lender’s current expenses earned and accrued prior to the Closing Date and reimbursable the Agent and such Lender pursuant to this Agreement; (f) all certificates of insurance and copies of each insurance policy required hereunder; and

22 (g) such other documents as Agent may reasonably request. 4.2 All Advances. On each Advance Date: (a) Agent shall have received (i) an Advance Request for the relevant Advance as required by Section 2.2(c) each duly executed by Borrower’s Chief Executive Officer, Chief Accounting Officer or Chief Financial Officer and (ii) any other documents Agent may reasonably request; (b) the representations and warranties set forth in this Agreement shall be true and correct in all material respects on and as of the Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; (c) Borrower shall be in compliance with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after such Advance no Event of Default shall have occurred and be continuing; (d) each Advance Request shall be deemed to constitute a representation and warranty by Borrower on the relevant Advance Date as to the matters specified in paragraphs (b) and (c) of this Section 4.2 and as to the matters set forth in the Advance Request; (e) (i) no fact or condition exists that could (or could, with the passage of time, the giving of notice, or both) constitute an Event of Default and (ii) no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing; (f) With respect to any Tranche 1 Advance, Borrower shall have (x) achieved the VALOR-CKD Milestone and (y) paid the Tranche 1 Facility Charge (which may, at the election of the Borrower, be netted from proceeds of the Tranche 1 Advance); (g) With respect to any Tranche 2 Advance, Borrower shall have (x) achieved the NDA Milestone and (y) paid the Tranche 2 Facility Charge (which may, at the election of the Borrower, be netted from proceeds of the Tranche 2 Advance); (h) With respect to any Tranche 3 Advance, Borrower shall have (x) achieved the Approval Milestone and (y) paid the Tranche 3 Facility Charge (which may, at the election of the Borrower, be netted from proceeds of the Tranche 3 Advance); and (i) With respect to any Tranche 4 Advance, Borrower shall have paid the Tranche 4 Facility Charge (which may, at the election of the Borrower, be netted from proceeds of the Tranche 4 Advance). SECTION 5. REPRESENTATIONS AND WARRANTIES OF BORROWER

23 Borrower represents and warrants that: 5.1 Corporate Status. Borrower is a corporation duly organized, legally existing and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign corporation in all jurisdictions in which the nature of its business or location of its properties require such qualifications and where the failure to be qualified could reasonably be expected to have a Material Adverse Effect. Borrower’s present name, former names (if any), locations, place of formation, tax identification number, organizational identification number and other information are correctly set forth in Exhibit C, as may be updated by Borrower in a written notice (including any Compliance Certificate) provided to Agent after the Closing Date. 5.2 Collateral. Borrower owns the Collateral, free of all Liens, except for Permitted Liens. Borrower has the power and authority to grant to Agent a Lien in the Collateral as security for the Secured Obligations. 5.3 Consents. Borrower’s execution, delivery and performance of this Agreement and all other Loan Documents (i) have been duly authorized by all necessary corporate action of Borrower, (ii) will not result in the creation or imposition of any Lien upon the Collateral, other than Permitted Liens and the Liens created by this Agreement and the other Loan Documents, (iii) do not violate any provisions of Borrower’s Certificate of Incorporation, bylaws, or any, law, regulation, order, injunction, judgment, decree or writ to which Borrower is subject and (iv) except as described on Schedule 5.3, do not violate any contract or agreement or require the consent or approval of any other Person which has not already been obtained. The individual or individuals executing the Loan Documents are duly authorized to do so. 5.4 Material Adverse Effect. No event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing. 5.5 Actions Before Governmental Authorities. There are no actions, suits or proceedings at law or in equity or by or before any governmental authority now pending or, to the knowledge of Borrower, threatened against or affecting Borrower or its property, that is reasonably expected to result in a Material Adverse Effect. 5.6 Laws. Neither Borrower nor any of its Subsidiaries is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any governmental authority, where such violation or default is reasonably expected to result in a Material Adverse Effect. Borrower is not in default in any manner under any provision of any agreement or instrument evidencing material Indebtedness, or any other material agreement to which it is a party or by which it is bound. Neither Borrower nor any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Neither Borrower nor any of its Subsidiaries is engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower and each of its Subsidiaries has

24 complied in all material respects with the Federal Fair Labor Standards Act. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Neither Borrower’s nor any of its Subsidiaries’ properties or assets has been used by Borrower or such Subsidiary or, to Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in material compliance with applicable laws. Borrower and each of its Subsidiaries has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary to continue their respective businesses as currently conducted. None of Borrower, any of its Subsidiaries, or any of Borrower’s or its Subsidiaries’ Affiliates or any of their respective agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is (i) in violation of any Anti-Terrorism Law, (ii) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, or (iii) is a Blocked Person. None of Borrower, any of its Subsidiaries, or to the knowledge of Borrower and any of their Affiliates or agents, acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (x) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (y) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law. None of the funds to be provided under this Agreement will be used, directly or indirectly, (a) for any activities in violation of any applicable anti-money laundering, economic sanctions and anti-bribery laws and regulations laws and regulations or (b) for any payment to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. 5.7 Information Correct and Current. No information, report, Advance Request, financial statement, exhibit or schedule furnished, by or on behalf of Borrower to Agent in connection with any Loan Document or included therein or delivered pursuant thereto contained, or, when taken as a whole, contains or will contain any material misstatement of fact or, when taken together with all other such information or documents, omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not materially misleading at the time such statement was made or deemed made. Additionally, any and all financial or business projections provided by Borrower to Agent, whether prior to or after the Closing Date, shall be (i) provided in good faith and based on the most current data and information available to Borrower, and (ii) the most current of such projections provided to Borrower’s board of directors.

25 5.8 Tax Matters. Except as described on Schedule 5.8 and except those being contested in good faith with adequate reserves under GAAP, (a) Borrower has filed all material federal, state and local tax returns that it is required to file, (b) Borrower has duly paid or fully reserved for all taxes or installments thereof (including any interest or penalties) as and when due, which have or may become due pursuant to such returns, and (c) Borrower has paid or fully reserved for any tax assessment received by Borrower for the three (3) years preceding the Closing Date, if any (including any taxes being contested in good faith and by appropriate proceedings). 5.9 Intellectual Property Claims. Borrower is the sole owner of, or otherwise has the right to use, the Intellectual Property material to Borrower’s business. Except as described on Schedule 5.9, (i) to Borrower’s knowledge, each of the material Copyrights, Trademarks and Patents is valid and enforceable, (ii) no material part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and (iii) no claim has been made to Borrower that any material part of the Intellectual Property violates the rights of any third party. Attached to the perfection certificate delivered to Agent on the Closing Date is a true, correct and complete list of each of Borrower’s published Patents, registered Trademarks, registered Copyrights, and material agreements under which Borrower licenses Intellectual Property from third parties (other than shrink-wrap software licenses), together with application or registration numbers, as applicable, owned by Borrower or any Subsidiary, in each case as of the Closing Date. Borrower is not in material breach of, nor has Borrower failed to perform any material obligations under, any of the foregoing contracts, licenses or agreements and, to Borrower’s knowledge, no third party to any such contract, license or agreement is in material breach thereof or has failed to perform any material obligations thereunder. 5.10 Intellectual Property. Except as described on Schedule 5.10, Borrower has all material rights with respect to Intellectual Property necessary or material in the operation or conduct of Borrower’s business as currently conducted and proposed to be conducted by Borrower. Without limiting the generality of the foregoing, and in the case of Licenses, except for restrictions that are unenforceable under Division 9 of the UCC, Borrower has the right, to the extent required to operate Borrower’s business, to freely transfer, license or assign Intellectual Property necessary or material in the operation or conduct of Borrower’s business as currently conducted and proposed to be conducted by Borrower, without condition, restriction or payment of any kind (other than license payments in the ordinary course of business) to any third party, and Borrower owns or has the right to use, pursuant to valid licenses, all software development tools, library functions, compilers and all other third-party software and other items that are material to Borrower’s business and used in the design, development, promotion, sale, license, manufacture, import, export, use or distribution of Borrower Products except customary covenants in inbound license agreements and equipment leases where Borrower is the licensee or lessee. 5.11 Borrower Products. Except as described on Schedule 5.11, no Intellectual Property owned by Borrower or Borrower Product has been or is subject to any actual or, to the knowledge of Borrower, threatened litigation, proceeding (including any proceeding in the United States Patent and Trademark Office or any corresponding foreign office or

26 agency) or outstanding decree, order, judgment, settlement agreement or stipulation that restricts in any manner Borrower’s use, transfer or licensing thereof or that may affect the validity, use or enforceability thereof. There is no decree, order, judgment, agreement, stipulation, arbitral award or other provision entered into in connection with any litigation or proceeding that obligates Borrower to grant licenses or ownership interest in any future Intellectual Property related to the operation or conduct of the business of Borrower or Borrower Products. Borrower has not received any written notice or claim, or, to the knowledge of Borrower, oral notice or claim, challenging or questioning Borrower’s ownership in any Intellectual Property (or written notice of any claim challenging or questioning the ownership in any licensed Intellectual Property of the owner thereof) or suggesting that any third party has any claim of legal or beneficial ownership with respect thereto nor, to Borrower’s knowledge, is there a reasonable basis for any such claim. Neither Borrower’s use of its Intellectual Property nor the production and sale of Borrower Products infringes the Intellectual Property or other rights of others. 5.12 Financial Accounts. Exhibit E, as may be updated by the Borrower in a written notice provided to Agent after the Closing Date, is a true, correct and complete list of (a) all banks and other financial institutions at which Borrower or any Subsidiary maintains Deposit Accounts and (b) all institutions at which Borrower or any Subsidiary maintains an account holding Investment Property, and such exhibit correctly identifies the name, address and telephone number of each bank or other institution, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor. 5.13 Employee Loans. Borrower has no outstanding loans to any employee, officer or director of the Borrower nor has Borrower guaranteed the payment of any loan made to an employee, officer or director of the Borrower by a third party. 5.14 Capitalization and Subsidiaries. Borrower does not own any stock, partnership interest or other securities of any Person, except for Permitted Investments. Attached as Schedule 5.14, as may be updated by Borrower in a written notice provided after the Closing Date, is a true, correct and complete list of each Subsidiary. 5.15 Regulatory Matters. (a) Borrower, each Subsidiary, and to the knowledge of Borrower, their respective directors, officers, employees, and agents are, and at all times within the last three years have been, in compliance with all applicable Healthcare Laws, except where failures to so comply would not, whether individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Borrower has not received any written notification, correspondence, or any other communication from any governmental authority asserting non-compliance by, or liability of, Borrower or any Subsidiary under any applicable Healthcare Laws, except where such non-compliance would not, whether individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Borrower is not a party to or has any ongoing reporting obligations pursuant to or under any order by a governmental authority or corporate integrity agreements, deferred prosecution agreements, monitoring agreements, consent decrees, settlement orders, plans

27 of correction or similar agreements with or imposed by any governmental authority. Neither Borrower or any Subsidiary, nor any officers, employees or, to the knowledge of Borrower, agents of Borrower or any Subsidiary has been excluded, suspended or debarred from any government healthcare program or convicted of any crime or engaged in any conduct that would reasonably be expected to result in debarment under any applicable Healthcare Law, and, to the knowledge of Borrower, no such Action is currently contemplated, proposed or pending. (b) Borrower and each Subsidiary has obtained and maintained all Permits, including any Permits required pursuant to any applicable Healthcare Laws, and all of such Permits are in full force and effect, except where failures to possess or maintain the same, would not, whether individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Borrower and each Subsidiary has fulfilled and performed all of its material obligations with respect to the Permits, and, to the knowledge of Borrower, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other impairment of the rights of the holder of any Permit, except where such revocations, terminations or impairments would not, whether individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (c) All clinical or preclinical studies, tests or trials that have been or are being conducted by or on behalf of, or sponsored by, Borrower or any Subsidiary, or in which Borrower’s or any Subsidiary’s products or product candidates have participated, and which have been or will be submitted to the FDA or other regulatory authorities in connection with applications for Permits, were and, if still pending, are being conducted in compliance in all material respects with all applicable Healthcare Laws. No investigational new drug application or other allowance to commence a clinical trial filed with or submitted to the FDA or other governmental authority by or on behalf of Borrower or any Subsidiary has been terminated or suspended, and neither the FDA nor any applicable governmental authority has commenced, or to the knowledge of Borrower, threatened to initiate, any action to place a clinical hold order on, or otherwise terminate, delay or suspend, any proposed or ongoing clinical investigation conducted or proposed to be conducted by or on behalf of Borrower or any Subsidiary. SECTION 6. INSURANCE; INDEMNIFICATION 6.1 Coverage. Borrower shall cause to be carried and maintained commercial general liability insurance, on an occurrence form, against risks customarily insured against in Borrower’s line of business. Such risks shall include the risks of bodily injury, including death, property damage, personal injury, advertising injury, and contractual liability per the terms of the indemnification agreement found in Section 6.3. Borrower must maintain a minimum of $2,000,000 of commercial general liability insurance for each occurrence. Borrower has and agrees to maintain a minimum of $2,000,000 of directors’ and officers’ insurance for each occurrence and $5,000,000 in the aggregate. So long as there are any Secured Obligations outstanding, Borrower shall also cause to be carried and maintained insurance upon the Collateral, insuring against all risks of physical loss or damage howsoever caused, in an amount not less than the full replacement cost of

28 the Collateral, provided that such insurance may be subject to standard exceptions and deductibles. 6.2 Certificates. Borrower shall deliver to Agent certificates of insurance that evidence Borrower’s compliance with its insurance obligations in Section 6.1 and the obligations contained in this Section 6.2. Borrower’s insurance certificate shall state Agent (shown as “Hercules Capital, Inc., as Agent”) is an additional insured for commercial general liability, a loss payee for all risk property damage insurance, subject to the insurer’s approval, and a loss payee for property insurance and additional insured for liability insurance for any future insurance that Borrower may acquire from such insurer. Attached to the certificates of insurance will be additional insured endorsements for liability and lender’s loss payable endorsements for all risk property damage insurance. All certificates of insurance will, to the extent agreed by the applicable insurer after Borrower’s use of commercially reasonable efforts to obtain such certificates, provide for a minimum of thirty (30) days advance written notice to Agent of cancellation (other than cancellation for non-payment of premiums, for which ten (10) days’ advance written notice shall be sufficient) or any other change adverse to Agent’s interests (and in the event such insurer shall not agree to provide such notice to Agent, Borrower shall in any event provide notice to Agent promptly upon Borrower’s receipt of notice from such insurer of any such cancellation or other adverse change). Any failure of Agent to scrutinize such insurance certificates for compliance is not a waiver of any of Agent’s rights, all of which are reserved. Borrower shall provide Agent with copies of each insurance policy, and upon entering or amending any insurance policy required hereunder, Borrower shall provide Agent with copies of such policies and shall promptly deliver to Agent updated insurance certificates with respect to such policies. 6.3 Indemnity. Borrower agrees to indemnify and hold Agent, Lender and their officers, directors, employees, agents, in-house attorneys, representatives and shareholders (each, an “Indemnified Person”) harmless from and against any and all claims, costs, expenses, damages and liabilities (including such claims, costs, expenses, damages and liabilities based on liability in tort, including strict liability in tort), including reasonable attorneys’ fees and disbursements and other costs of investigation or defense (including those incurred upon any appeal) (collectively, “Liabilities”), that may be instituted or asserted against or incurred by such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents or the administration of such credit, or in connection with or arising out of the transactions contemplated hereunder and thereunder, or any actions or failures to act in connection therewith, or arising out of the disposition or utilization of the Collateral, excluding in all cases Liabilities to the extent resulting from any Indemnified Person’s gross negligence or willful misconduct. Borrower agrees to pay, and to save Agent and Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes (excluding taxes imposed on or measured by the net income of Agent or Lender) that may be payable or determined to be payable with respect to any of the Collateral or this Agreement. In no event shall any Indemnified Person be liable on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated

29 savings). This Section 6.3 shall survive the repayment of indebtedness under, and otherwise shall survive the expiration or other termination of, the Loan Agreement. SECTION 7. COVENANTS OF BORROWER Borrower agrees as follows: 7.1 Financial Reports. Borrower shall furnish to Agent the financial statements and reports listed hereinafter (the “Financial Statements”): (a) If the Borrower’s Market Capitalization is less than Three Hundred Million Dollars ($300,000,000) as of the last day of any calendar month, as soon as practicable (and in any event within 30 days) after the end of such month, unaudited interim and year-to-date financial statements as of the end of such month (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against Borrower) or any other occurrence that could reasonably be expected to have a Material Adverse Effect, all certified by Borrower’s Chief Executive Officer, Chief Accounting Officer or Chief Financial Officer to the effect that they have been prepared in accordance with GAAP, except (i) for the absence of footnotes, (ii) that they are subject to normal year end adjustments, and (iii) they do not contain certain non-cash items that are customarily included in quarterly and annual financial statements; (b) as soon as practicable (and in any event within 45 days) after the end of each of the first three fiscal quarters, unaudited interim and year-to-date financial statements as of the end of such fiscal quarter (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against Borrower) or any other occurrence that could reasonably be expected to have a Material Adverse Effect, certified by Borrower’s Chief Executive Officer, Chief Accounting Officer or Chief Financial Officer to the effect that they have been prepared in accordance with GAAP, except (i) for the absence of footnotes, and (ii) that they are subject to normal year end adjustments; as well as the most recent capitalization table for Borrower, including the weighted average exercise price of employee stock options; (c) as soon as practicable (and in any event within ninety (90) days) after the end of each fiscal year, unqualified audited financial statements as of the end of such year (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows, and setting forth in comparative form the corresponding figures for the preceding fiscal year, certified by a firm of independent certified public accountants selected by Borrower and reasonably acceptable to Agent, accompanied by any management report from such accountants;

30 (d) concurrently with the delivery of each of the Financial Statements required to be delivered pursuant to clauses (b) and (c) of this Section 7.1, a Compliance Certificate in the form of Exhibit F; (e) as soon as practicable (and in any event within 15 days) after the end of each period for which Financial Statements are required to be delivered pursuant to clause (a) or (b) of this Section 7.1, a report showing agings of accounts receivable and accounts payable; (f) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports that Borrower has made available to holders of its preferred stock and copies of any regular, periodic and special reports or registration statements that Borrower files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or any national securities exchange; (g) [reserved]; (h) financial and business projections promptly following their approval by Borrower’s board of directors, and in any event, within 30 days after the end of Borrower’s fiscal year, as well as budgets, operating plans and other financial information reasonably requested by Agent; and (i) immediate notice if Borrower or any Subsidiary has knowledge that Borrower, or any Subsidiary or Affiliate of Borrower, is listed on the OFAC Lists or (a) is convicted on, (b) pleads nolo contendere to, (c) is indicted on, or (d) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Borrower shall not make any change in its (a) accounting policies or reporting practices, or (b) fiscal years or fiscal quarters. The fiscal year of Borrower shall end on December 31. The executed Compliance Certificate, and all Financial Statements required to be delivered pursuant to clauses (a), (b) and (c) shall be sent via e-mail to financialstatements@htgc.com with a copy to legal@htgc.com, cbarnes@htgc.com and joleary@htgc.com, provided, that if e-mail is not available or sending such Financial Statements via e-mail is not possible, they shall be faxed to Agent at: (650) 473-9194, attention Account Manager: Tricida, Inc. Notwithstanding the foregoing, documents required to be delivered under Sections 7.1(a), (b), (c) or (f) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower emails a link thereto to Agent. 7.2 Management Rights. Borrower shall permit any representative that Agent or Lender authorizes, including its attorneys and accountants, to inspect the Collateral and examine and make copies and abstracts of the books of account and records of Borrower at reasonable times and upon reasonable notice during normal business hours; provided, however, that so long as no Event of Default has occurred and is continuing, such examinations shall be limited to no more often than twice per fiscal year. In addition, any

31 such representative shall have the right to meet with management and officers of Borrower to discuss such books of account and records as a part of such examinations. In addition, Agent or Lender shall be entitled at reasonable times and intervals to consult with and advise the management and officers of Borrower concerning significant business issues affecting Borrower. Such consultations shall not unreasonably interfere with Borrower’s business operations. The parties intend that the rights granted Agent and Lender shall constitute “management rights” within the meaning of 29 C.F.R. Section 2510.3- 101(d)(3)(ii), but that any advice, recommendations or participation by Agent or Lender with respect to any business issues shall not be deemed to give Agent or Lender, nor be deemed an exercise by Agent or Lender of, control over Borrower’s management or policies. 7.3 Further Assurances. Borrower shall from time to time execute, deliver and file, alone or with Agent, any financing statements, security agreements, collateral assignments, notices, control agreements, or other documents to perfect or give the highest priority to Agent’s Lien on the Collateral. Borrower shall from time to time procure any instruments or documents as may be reasonably requested by Agent, and take all further action that may be necessary, or that Agent may reasonably request, to perfect and protect the Liens granted hereby and thereby. In addition, and for such purposes only, Borrower hereby authorizes Agent to execute and deliver on behalf of Borrower and to file such financing statements, collateral assignments, notices, control agreements, security agreements and other documents without the signature of Borrower either in Agent’s name or in the name of Agent as agent and attorney-in-fact for Borrower. Borrower shall protect and defend Borrower’s title to the Collateral and Agent’s Lien thereon against all Persons claiming any interest adverse to Borrower or Agent other than Permitted Liens. 7.4 Indebtedness. Borrower shall not create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which impose on Borrower an obligation to prepay any Indebtedness, except for (a) the conversion of Indebtedness into equity securities and the payment of cash in lieu of fractional shares in connection with such conversion, (b) purchase money Indebtedness pursuant to its then applicable payment schedule, (c) prepayment by any Subsidiary of (i) inter-company Indebtedness owed by such Subsidiary to any Borrower, or (ii) if such Subsidiary is not a Borrower, intercompany Indebtedness owed by such Subsidiary to another Subsidiary that is not a Borrower or (d) as otherwise permitted hereunder or approved in writing by Agent. Notwithstanding anything to the contrary in the foregoing, the issuance of, performance of obligations under (including any payments of interest), and conversion, exercise, repurchase, redemption (including, for the avoidance of doubt, any required repurchase in connection with the redemption of Permitted Convertible Indebtedness upon satisfaction of any condition related to the stock price of Borrower’s Common Stock), settlement or early termination or cancellation of (whether in whole or in part and including by netting or set-off) (in each case, whether in cash, Common Stock of Borrower or, following a Merger Event or other change of the Common Stock of Borrower, other securities or property), or the satisfaction of any condition that would

32 permit or require any of the foregoing with respect to, any Permitted Convertible Indebtedness, shall not constitute a prepayment of Indebtedness by Borrower for the purposes of this Section 7.4; provided that principal payments in cash (other than cash in lieu of fractional shares) shall only be allowed with respect to any repurchase in connection with the redemption of Permitted Convertible Indebtedness upon satisfaction of any condition related to the stock price of Borrower’s Common Stock if the Redemption Conditions are satisfied in respect of such redemption and at all times after such redemption. 7.5 Collateral. Borrower shall at all times keep the Collateral, the Intellectual Property and all other property and assets used in Borrower’s business or in which Borrower now or hereafter holds any interest free and clear from any legal process or Liens whatsoever (except for Permitted Liens), and shall give Agent prompt written notice of any legal process affecting the Collateral, the Intellectual Property, such other property and assets, or any Liens thereon, provided however, that the Collateral and such other property and assets may be subject to Permitted Liens except that there shall be no Liens whatsoever on Intellectual Property (except in connection with Permitted Licenses). Borrower shall not agree with any Person other than Agent or Lender not to encumber its property. Borrower shall not enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Borrower to create, incur, assume or suffer to exist any Lien upon any of its Intellectual Property, whether now existing or hereafter acquired, to secure its obligations under the Loan Documents to which it is a party other than (a) this Agreement and the other Loan Documents, (b) any agreements governing any purchase money Liens or capital lease obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (c) any Permitted License, and (d) customary restrictions on the assignment of leases, licenses and other agreements. Borrower shall cause its Subsidiaries to protect and defend such Subsidiary’s title to its assets from and against all Persons claiming any interest adverse to such Subsidiary, and Borrower shall cause its Subsidiaries at all times to keep such Subsidiary’s property and assets free and clear from any legal process or Liens whatsoever (except for Permitted Liens, provided however, that there shall be no Liens whatsoever on Intellectual Property), and shall give Agent prompt written notice of any legal process affecting such Subsidiary’s assets. 7.6 Investments. Borrower shall not directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments. Notwithstanding the foregoing, and for the avoidance of doubt, this Section 7.6 shall not prohibit the conversion by holders of (including any cash payment upon conversion), or required payment of any principal or premium on (including, for the avoidance of doubt, in respect of a required repurchase in connection with the redemption of Permitted Convertible Indebtedness upon satisfaction of any condition related to the stock price of Borrower’s Common Stock) or required payment of any interest with respect to, any Permitted Convertible Indebtedness in each case, in accordance with the terms of the indenture or other instrument governing such Permitted Convertible Indebtedness; provided that principal payments in cash (other than cash in lieu of

33 fractional shares) shall only be allowed with respect to any repurchase in connection with the redemption of Permitted Convertible Indebtedness upon satisfaction of any condition related to the stock price of Borrower’s Common Stock if the Redemption Conditions are satisfied in respect of such redemption and at all times after such redemption. 7.7 Distributions. Borrower shall not, and shall not allow any Subsidiary to, (a) repurchase or redeem any class of stock or other Equity Interest other than pursuant to employee, director or consultant repurchase plans or other similar agreements, provided, however, in each case the repurchase or redemption price does not exceed the original consideration paid for such stock or Equity Interest, or (b) declare or pay any cash dividend or make a cash distribution on any class of stock or other Equity Interest, except that a Subsidiary may pay dividends or make distributions to Borrower, or (c) lend money to any employees, officers or directors or guarantee the payment of any such loans granted by a third party in excess of $2,000,000 in the aggregate or (d) waive, release or forgive any Indebtedness owed by any employees, officers or directors in excess of $2,000,000 in the aggregate. Notwithstanding the foregoing, and for the avoidance of doubt, this Section 7.7 shall not prohibit the conversion by holders of (including any cash payment upon conversion), or required payment of any principal or premium on (including, for the avoidance of doubt, in respect of a required repurchase in connection with the redemption of Permitted Convertible Indebtedness upon satisfaction of any condition related to the stock price of Borrower’s Common Stock) or required payment of any interest with respect to, any Permitted Convertible Indebtedness, in each case in accordance with the terms of the indenture or other instrument governing such Permitted Convertible Indebtedness. 7.8 Transfers. Except for Permitted Transfers, Borrower shall not, and shall not allow any Subsidiary to, voluntarily or involuntarily transfer, sell, lease, license, lend or in any other manner convey any equitable, beneficial or legal interest in any material portion of its assets. 7.9 Mergers or Acquisitions. Borrower shall not merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization (other than mergers or consolidations of (a) a Subsidiary which is not a Borrower into another Subsidiary or into Borrower or (b) a Borrower into another Borrower), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, other than Permitted Acquisitions. 7.10 Taxes. Borrower and its Subsidiaries shall pay when due all material taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against Borrower, Agent, Lender or the Collateral or upon Borrower’s ownership, possession, use, operation or disposition thereof or upon Borrower’s rents, receipts or earnings arising therefrom. Borrower shall file on or before the due date therefor all personal property tax returns in respect of the Collateral. Notwithstanding the foregoing, Borrower may contest, in good faith and by appropriate

34 proceedings, taxes for which Borrower maintains adequate reserves therefor in accordance with GAAP. 7.11 Corporate Changes. Neither Borrower nor any Subsidiary shall change its corporate name, legal form or jurisdiction of formation without twenty (20) days’ prior written notice to Agent. Neither Borrower nor any Subsidiary shall suffer a Change in Control (except a Change in Control in connection with which the Borrower prepays the Secured Obligations (other than inchoate indemnity obligations) as of the prepayment date are repaid in full, including without limitation any applicable Prepayment Charge in accordance with Section 2.5(a)). Neither Borrower nor any Subsidiary shall relocate its chief executive office or its principal place of business unless: (i) it has provided prior written notice to Agent; and (ii) such relocation shall be within the continental United States of America. Neither Borrower nor any Qualified Subsidiary shall relocate any item of Collateral (other than (w) relocation of Inventory and materials used in the production of Inventory, in each case in connection with the production, marketing, manufacturing, testing, distribution, packaging, development or sale of TRC101 in the ordinary course of business, (x) sales of Inventory in the ordinary course of business, (y) relocations of Collateral having an aggregate value of up to $2,500,000 in any fiscal year, and (z) relocations of Collateral from a location described on Exhibit C to another location described on Exhibit C) unless (i) it has provided prompt written notice to Agent, (ii) such relocation is within the continental United States of America and, (iii) if such relocation is to a third party bailee, it has delivered a bailee agreement in form and substance reasonably acceptable to Agent. 7.12 Deposit Accounts. Other than Excluded Accounts, neither Borrower nor any Qualified Subsidiary shall maintain any Deposit Accounts, or accounts holding Investment Property, except with respect to which Agent has an Account Control Agreement. 7.13 Borrower shall notify Agent of each Domestic Subsidiary formed subsequent to the Closing Date and, within 15 days of formation, shall cause any such Qualified Subsidiary to execute and deliver to Agent a Joinder Agreement. 7.14 [Reserved]. 7.15 Notification of Event of Default. Borrower shall notify Agent immediately of the occurrence of any Event of Default. 7.16 [Reserved.] 7.17 Use of Proceeds. Borrower agrees that the proceeds of the Loans shall be used solely to pay related fees and expenses in connection with this Agreement and for working capital and general corporate purposes. The proceeds of the Loans will not be used in violation of Anti-Corruption Laws or applicable Sanctions. 7.18 Foreign Subsidiary Voting Rights. Borrower shall not, and shall not permit any Subsidiary, to amend or modify any governing document of any Foreign Subsidiary of Borrower (other than an Eligible Foreign Subsidiary) the effect of which is to require a

35 vote of greater than 50.1% of the Equity Interests or voting rights of such entity for any decision or action of such entity. 7.19 [Reserved]. 7.20 Compliance with Laws. Borrower shall maintain, and shall cause its Subsidiaries to maintain, compliance in all material respect with all applicable laws, rules or regulations (including any law, rule or regulation with respect to the making or brokering of loans or financial accommodations and all applicable Healthcare Laws), and shall, or cause its Subsidiaries to, obtain and maintain all required Permits or registrations reasonably necessary in connection with the conduct of Borrower’s business. Neither Borrower nor any of its Subsidiaries shall, nor shall Borrower or any of its Subsidiaries permit any Affiliate to, directly or indirectly, knowingly enter into any documents, instruments, agreements or contracts with any Person listed on the OFAC Lists. Neither Borrower nor any of its Subsidiaries shall, nor shall Borrower or any of its Subsidiaries, permit any Affiliate to, directly or indirectly, (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 or any similar executive order or other Anti-Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti-Terrorism Law. Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of Borrower its directors and agents, are in compliance with Anti- Corruption Laws and applicable Sanctions in all material respects. None of Borrower, any of its Subsidiaries or any of their respective directors, officers or employees, or to the knowledge of Borrower, any agent for Borrower or its Subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions. 7.21 Financial Covenants. (a) Minimum Cash. (i) Commencing on the earliest funding date of the initial Tranche 1 Advance or the initial Tranche 2 Advance, Borrower shall be required to maintain

36 at all times Unrestricted Cash in an amount equal to 40% of the aggregate amount of the sum of (x) all Tranche 1 Advances and (y) all Tranche 2 Advances. (ii) From and after any date on which Borrower takes any action that is permitted, pursuant to Section 7.4 or 7.6, only if the Redemption Conditions are satisfied, the Borrower shall maintain Unrestricted Cash in an amount necessary to cause clause (b) of the defined term “Redemption Conditions” to remain satisfied. (b) Conditional Performance. Commencing on the date of achievement of the Approval Milestone, Borrower shall comply with any one of the following clause (i) or (ii): (i) at all times, Borrower shall maintain Unrestricted Cash in an amount equal to or greater than (x) if the Borrower’s Market Capitalization is equal to or greater than $750,000,000, 35% of the outstanding principal amount of the Term Loan Advances or (y) at all other times, 55% of the outstanding principal amount of the Term Loan Advances; or (ii) commencing on July 1, 2024, Borrower shall achieve Net TRC101 Product Revenue, measured monthly on a trailing sixth-month basis as of the last day of the immediately preceding month, equal to or greater than 60% of Borrower’s board-approved forecast acceptable to Agent and provided to Agent prior to the initial funding of the Tranche 3 Advance. Notwithstanding the foregoing, this Section 7.21(b) shall cease to apply during any period in which the Borrower’s Market Capitalization is equal to or greater than $1,000,000,000. 7.22 Transactions with Affiliates. Borrower shall not and shall not permit any Subsidiary to, directly or indirectly, enter into or permit to exist any transaction of any kind with any Affiliate of Borrower or such Subsidiary on terms that are less favorable to Borrower or such Subsidiary, as the case may be, than those that might be obtained in an arm’s length transaction from a Person who is not an Affiliate of Borrower or such Subsidiary. 7.23 Post-Closing Obligations. Notwithstanding any provision herein or in any other Loan Document to the contrary, to the extent not actually delivered on or prior to the Closing Date: (a) on or prior to a date that is the earlier of (i) thirty (30) days after the Closing Date (or such later date as Agent may agree to in its sole discretion) and (ii) one (1) day prior to the initial Advance Date, Borrower shall deliver to Agent fully executed copy of the Account Control Agreements covering each of the Deposit Accounts and accounts holding Investment Property, in each case other than any Excluded Account, set forth on Exhibit E hereto;

37 (b) within thirty (30) days of the Closing Date (or such later date as Agent may agree to in its sole discretion), Borrower shall deliver to Agent appropriate evidence showing, as applicable, loss payable, waiver of subrogation, additional insured and notice of cancellation clauses or endorsements, in each case in favor of Agent as required under Section 6.2; and (c) within thirty (30) days of the Closing Date (or such later date as Agent may agree to in its sole discretion), Borrower shall use commercially reasonable efforts to deliver to Agent a fully executed copy of a landlord waiver, in form and substance satisfactory to Agent, for Borrower’s leased location at 7000 Shoreline Court, South San Francisco, California. SECTION 8. SUBSEQUENT FINANCINGS 8.1 If Borrower intends to consummate any public offering of its securities pursuant to a registration statement filed with the Securities and Exchange Commission on Form S-1 or Form S-3 after the Closing Date (each, a “Public Offering”), the Borrower will, for each such Public Offering after the Closing Date, consider, in good faith, whether to ask the managing underwriter(s) of such Public Offering to designate for offer to the Agent (or an Affiliate designed by Agent and reasonably acceptable to Borrower) a number of shares equal to $5,000,000 (under a “directed shares” program or otherwise) in such Public Offering, on terms and conditions equivalent to those generally made available to investors that are unaffiliated with Borrower. This Section 8.1, and all rights and obligations hereunder, shall survive the repayment of indebtedness under, and otherwise shall survive the expiration or other termination of, the Loan Agreement for a period of two (2) years. SECTION 9. EVENTS OF DEFAULT The occurrence of any one or more of the following events shall be an Event of Default: 9.1 Payments. Borrower fails to pay principal or interest on the due date therefor, or any other amount due under this Agreement or any of the other Loan Documents within three (3) Business Days of when due; provided, however, that an Event of Default shall not occur on account of a failure to pay when due solely to an administrative or operational error of Agent or Lender or Borrower’s bank if Borrower had the funds to make the payment when due and makes the payment within three (3) Business Days following Borrower’s knowledge of such failure to pay; or 9.2 Covenants. Borrower breaches or defaults in the performance of any covenant or Secured Obligation under this Agreement, or any of the other Loan Documents or any other agreement among Borrower, Agent and Lender, and (a) with respect to a default under any covenant under this Agreement (other than under Sections 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.15, 7.17, 7.18, 7.20, 7.21, 7.22 and 7.23) any other Loan Document or any other agreement among Borrower, Agent and Lender, such default continues for more than fifteen (15) Business Days after the earlier of the date on which (i) Agent or Lender has given notice of such default to Borrower and (ii) Borrower has

38 actual knowledge of such default or (b) with respect to a default under any of Sections 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.15, 7.17, 7.18, 7.20, 7.21, 7.22 and 7.23, the occurrence of such default; or 9.3 Material Adverse Effect. A circumstance has occurred that could reasonably be expected to have a Material Adverse Effect; or 9.4 Representations. Any representation or warranty made by Borrower in any Loan Document shall have been false or misleading in any material respect when made or when deemed made; or 9.5 Insolvency. Borrower (A) (i) shall make an assignment for the benefit of creditors; or (ii) shall be unable to pay its debts as they become due, or be unable to pay or perform under the Loan Documents, or shall become insolvent; or (iii) shall file a voluntary petition in bankruptcy; or (iv) shall file any petition, answer, or document seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation pertinent to such circumstances; or (v) shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of Borrower or of all or any substantial part (i.e., 33- 1/3% or more) of the assets or property of Borrower; or (vi) shall cease operations of its business as its business has normally been conducted, or terminate substantially all of its employees; or (vii) Borrower or its directors or majority shareholders shall take any action initiating any of the foregoing actions described in clauses (i) through (vi); or (B) either (i) forty-five (45) days shall have expired after the commencement of an involuntary action against Borrower seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, without such action being dismissed or all orders or proceedings thereunder affecting the operations or the business of Borrower being stayed; or (ii) a stay of any such order or proceedings shall thereafter be set aside and the action setting it aside shall not be timely appealed; or (iii) Borrower shall file any answer admitting or not contesting the material allegations of a petition filed against Borrower in any such proceedings; or (iv) the court in which such proceedings are pending shall enter a decree or order granting the relief sought in any such proceedings; or (v) forty-five (45) days shall have expired after the appointment, without the consent or acquiescence of Borrower, of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the properties of Borrower without such appointment being vacated; or 9.6 Attachments; Judgments. Any portion of Borrower’s assets is attached or seized, or a levy is filed against any such assets, or a judgment or judgments is/are entered for the payment of money (not covered by independent third party insurance as to which liability has not been rejected by such insurance carrier), individually or in the aggregate, of at least $2,000,000, or Borrower is enjoined or in any way prevented by court order from developing or commercializing TRC101, and such court order has not been vacated or overturned within forty-five days of the effectiveness thereof; or

39 9.7 Other Obligations. The occurrence of any event of default under any agreement or obligation of Borrower involving any Indebtedness in excess of $5,000,000; or 9.8 Fundamental Change. The occurrence of any “fundamental change” (howsoever defined) under the indenture governing any Permitted Convertible Indebtedness; or 9.9 Stop Trade. At any time, an SEC stop trade order or NASDAQ market trading suspension of the Common Stock shall be in effect for five (5) consecutive days or five (5) days during a period of ten (10) consecutive days, excluding in all cases a suspension of all trading on a public market, provided that Borrower shall not have been able to cure such trading suspension within thirty (30) days of the notice thereof or list the Common Stock on another public market within sixty (60) days of such notice. SECTION 10. REMEDIES 10.1 General. Upon and during the continuance of any one or more Events of Default, (i) Agent may, and at the direction of the Required Lenders shall, accelerate and demand payment of all or any part of the Secured Obligations together with a Prepayment Charge and declare them to be immediately due and payable (provided, that upon the occurrence of an Event of Default of the type described in Section 9.5, all of the Secured Obligations (including, without limitation, any Prepayment Charge and any End of Term Charge) shall automatically be accelerated and made due and payable, in each case without any further notice or act), (ii) Agent may, at its option, sign and file in Borrower’s name any and all collateral assignments, notices, control agreements, security agreements and other documents it deems necessary or appropriate to perfect or protect the repayment of the Secured Obligations, and in furtherance thereof, Borrower hereby grants Agent an irrevocable power of attorney coupled with an interest, and (iii) Agent may notify any of Borrower’s account debtors to make payment directly to Agent, compromise the amount of any such account on Borrower’s behalf and endorse Agent’s name without recourse on any such payment for deposit directly to Agent’s account. Agent may, and at the direction of the Required Lenders shall, exercise all rights and remedies with respect to the Collateral under the Loan Documents or otherwise available to it under the UCC and other applicable law, including the right to release, hold, sell, lease, liquidate, collect, realize upon, or otherwise dispose of all or any part of the Collateral and the right to occupy, utilize, process and commingle the Collateral. All Agent’s rights and remedies shall be cumulative and not exclusive. 10.2 Collection; Foreclosure. Upon the occurrence and during the continuance of any Event of Default, Agent may, and at the direction of the Required Lenders shall, at any time or from time to time, apply, collect, liquidate, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Agent may elect. Any such sale may be made either at public or private sale at its place of business or elsewhere. Borrower agrees that any such public or private sale may occur upon ten (10) calendar days’ prior written notice to Borrower. Agent may require Borrower to assemble

40 the Collateral and make it available to Agent at a place designated by Agent that is reasonably convenient to Agent and Borrower. The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be applied by Agent in the following order of priorities: First, to Agent and Lender in an amount sufficient to pay in full Agent’s and Lender’s reasonable costs and professionals’ and advisors’ fees and expenses as described in Section 11.11; Second, to Lender in an amount equal to the then unpaid amount of the Secured Obligations (including principal, interest, and interest at the default rate), in such order and priority as Agent may choose in its sole discretion; and Finally, after the full and final payment in Cash of all of the Secured Obligations (other than inchoate obligations), to any creditor holding a junior Lien on the Collateral, or to Borrower or its representatives or as a court of competent jurisdiction may direct. Agent shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it complies with the obligations of a secured party under the UCC. 10.3 No Waiver. Agent shall be under no obligation to marshal any of the Collateral for the benefit of Borrower or any other Person, and Borrower expressly waives all rights, if any, to require Agent to marshal any Collateral. 10.4 Cumulative Remedies. The rights, powers and remedies of Agent hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of or election of remedies with respect to any other rights, powers and remedies of Agent. SECTION 11. MISCELLANEOUS 11.1 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. 11.2 Notice. Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration, service of process or other communication (including the delivery of Financial Statements) that is required, contemplated, or permitted under the Loan Documents or with respect to the subject matter hereof shall be in writing, and shall be deemed to have been validly served, given, delivered, and received upon the earlier of: (i) the day of transmission by electronic mail or hand delivery or delivery by an overnight express service or overnight mail delivery service; or (ii) the third calendar day after deposit in the United States of America mails, with proper first class postage prepaid, in each case addressed to the party to be notified as follows:

41 (a) If to Agent: HERCULES CAPITAL, INC. Legal Department Attention: Chief Legal Officer and Cristy Barnes 400 Hamilton Avenue, Suite 310 Palo Alto, CA 94301 email: legal@htgc.com; cbarnes@htgc.com; joleary@htgc.com Telephone: 650-289-3060 with a copy (which shall not constitute notice) to: LATHAM & WATKINS LLP Attention: Haim Zaltzman 505 Montgomery Street, Suite 2000 San Francisco, CA 94111 email: haim.zaltzman@lw.com Telephone: 415-395-8870 (b) If to Lender: HERCULES CAPITAL, INC. Legal Department Attention: Chief Legal Officer and Cristy Barnes 400 Hamilton Avenue, Suite 310 Palo Alto, CA 94301 email: legal@htgc.com; cbarnes@htgc.com Telephone: 650-289-3060 with a copy (which shall not constitute notice) to: LATHAM & WATKINS LLP Attention: Haim Zaltzman 505 Montgomery Street, Suite 2000 San Francisco, CA 94111 email: haim.zaltzman@lw.com Telephone: 415-395-8870 (c) If to Borrower: TRICIDA, INC. Attention: Legal Department 7000 Shoreline Court, Suite 201 South San Francisco, CA 94080 email: legal@tricida.com with a copy to ayoshiyama@tricida.com Telephone: (415) 988-2420 with a copy (which shall not constitute notice) to:

42 SIDLEY AUSTIN LLP Attention: Geoffrey W. Levin 787 Seventh Avenue New York, NY 10019 Email: glevin@sidley.com Telephone: 212-839-5776 or to such other address as each party may designate for itself by giving notice in conformity with this section 11.2. 11.3 Entire Agreement; Amendments. (a) This Agreement and the other Loan Documents constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof, and supersede and replace in their entirety any prior proposals, term sheets, non-disclosure or confidentiality agreements, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof or thereof (including Agent’s proposal letter dated October 3, 2022 and the Non-Disclosure Agreement). (b) Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.3(b). The Required Lenders and Borrower party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Agent and the Borrower party to the relevant Loan Document may, from time to time, (i) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (ii) waive, on such terms and conditions as the Required Lenders or the Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (A) forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Term Loan, or reduce the stated rate of any interest or fee payable hereunder, in each case without the written consent of each Lender directly affected thereby; (B) eliminate or reduce the voting rights of any Lender under this Section 11.3(b) without the written consent of such Lender; (C) reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release a Borrower from its obligations under the Loan Documents, in each case without the written consent of all Lenders; or (D) amend, modify or waive any provision of Section 11.17 without the written consent of the Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each Lender and shall be binding upon Borrower, the Lender, the Agent and all future holders of the Loans.

43 11.4 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement. 11.5 No Waiver. The powers conferred upon Agent and Lender by this Agreement are solely to protect its rights hereunder and under the other Loan Documents and its interest in the Collateral and shall not impose any duty upon Agent or Lender to exercise any such powers. No omission or delay by Agent or Lender at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof by Borrower at any time designated, shall be a waiver of any such right or remedy to which Agent or Lender is entitled, nor shall it in any way affect the right of Agent or Lender to enforce such provisions thereafter. 11.6 Survival. All agreements, representations and warranties contained in this Agreement and the other Loan Documents or in any document delivered pursuant hereto or thereto shall be for the benefit of Agent and Lender and shall survive the execution and delivery of this Agreement. Sections 6.3 and 8.1 shall survive the termination of this Agreement. 11.7 Successors and Assigns. The provisions of this Agreement and the other Loan Documents shall inure to the benefit of and be binding on Borrower and its permitted assigns (if any). Borrower shall not assign its obligations under this Agreement or any of the other Loan Documents without Agent’s express prior written consent, and any such attempted assignment shall be void and of no effect. Agent and Lender may assign, transfer, or endorse its rights hereunder and under the other Loan Documents with the consent of Borrower (provided that, in the case of any assignment in connection with a Lender’s own financing or securitization transactions, such consent shall not be unreasonably withheld), and all of such rights shall inure to the benefit of Agent’s and Lender’s successors and assigns; provided that if an Event of Default has occurred and is continuing, Agent or any Lender may assign, transfer or endorse its rights hereunder or under the Loan Documents to any party without the consent of Borrower; provided further that (a) any such assignment, transfer or endorsement to an Affiliate of any Lender or Agent shall be allowed at any time without prior written consent of Borrower, and (b) any transfer in the form of an assignment of security interest in favor of Agent’s or any Lender shall be allowed at any time without prior written consent of Borrower. 11.8 Governing Law. This Agreement and the other Loan Documents have been negotiated and delivered to Agent and Lender in the State of California, and shall have been accepted by Agent and Lender in the State of California. Payment to Agent and Lender by Borrower of the Secured Obligations is due in the State of California. This Agreement and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

44 11.9 Consent to Jurisdiction and Venue. All judicial proceedings (to the extent that the reference requirement of Section 11.10 is not applicable) arising in or under or related to this Agreement or any of the other Loan Documents may be brought in any state or federal court located in the State of California. By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to nonexclusive personal jurisdiction in Santa Clara County, State of California; (b) waives any objection as to jurisdiction or venue in Santa Clara County, State of California; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement or the other Loan Documents. Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if given in accordance with the requirements for notice set forth in Section 11.2, and shall be deemed effective and received as set forth in Section 11.2. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction. 11.10 Mutual Waiver of Jury Trial / Judicial Reference. (a) Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert Person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. EACH OF BORROWER, AGENT AND LENDER SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY BORROWER AGAINST AGENT, LENDER OR THEIR RESPECTIVE ASSIGNEE OR BY AGENT, LENDER OR THEIR RESPECTIVE ASSIGNEE AGAINST BORROWER. This waiver extends to all such Claims, including Claims that involve Persons other than Agent, Borrower and Lender; Claims that arise out of or are in any way connected to the relationship among Borrower, Agent and Lender; and any Claims for damages, breach of contract, tort, specific performance, or any equitable or legal relief of any kind, arising out of this Agreement, any other Loan Document. (b) If the waiver of jury trial set forth in Section 11.10(a) is ineffective or unenforceable, the parties agree that all Claims shall be resolved by reference to a private judge sitting without a jury, pursuant to Code of Civil Procedure Section 638, before a mutually acceptable referee or, if the parties cannot agree, a referee selected by the Presiding Judge of the San Mateo County, California. Such proceeding shall be conducted in San Mateo County, California, with California rules of evidence and discovery applicable to such proceeding. (c) In the event Claims are to be resolved by judicial reference, either party may seek from a court identified in Section 11.9, any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by law notwithstanding that all Claims are otherwise subject to resolution by judicial reference.

45 11.11 Professional Fees. Borrower promises to pay Agent’s and Lender’s documented, reasonable, out-of-pocket fees and expenses necessary to finalize the loan documentation, including but not limited to reasonable attorneys’ fees, UCC searches, filing costs, and other miscellaneous expenses. In addition, Borrower promises to pay any and all documented, reasonable, out-of-pocket attorneys’ and other professionals’ fees and expenses incurred by Agent and Lender after the Closing Date in connection with or related to: (a) the Loan; (b) the administration, collection, or enforcement of the Loan; (c) the amendment or modification of the Loan Documents; (d) any waiver, consent, release, or termination under the Loan Documents; (e) the protection, preservation, audit, field exam, sale, lease, liquidation, or disposition of Collateral or the exercise of remedies with respect to the Collateral; (f) any legal, litigation, administrative, arbitration, or out of court proceeding in connection with or related to Borrower or the Collateral, and any appeal or review thereof; and (g) any bankruptcy, restructuring, reorganization, assignment for the benefit of creditors, workout, foreclosure, or other action related to Borrower, the Collateral, the Loan Documents, including representing Agent or Lender in any adversary proceeding or contested matter commenced or continued by or on behalf of Borrower’s estate, and any appeal or review thereof. 11.12 Confidentiality. Agent and Lender acknowledge that certain items of Collateral and information provided to Agent and Lender by Borrower are confidential and proprietary information of Borrower, if and to the extent such information either (x) is marked as confidential by Borrower at the time of disclosure, or (y) should reasonably be understood to be confidential (the “Confidential Information”). Accordingly, Agent and Lender agree that any Confidential Information it may obtain in the course of acquiring, administering, or perfecting Agent’s security interest in the Collateral or otherwise pursuant to the terms of this Agreement shall not be disclosed to any other Person or entity in any manner whatsoever, in whole or in part, without the prior written consent of Borrower, except that Agent and any Lender may disclose any such information: (a) to its own directors, officers, employees, accountants, counsel and other professional advisors (collectively, “Representatives”) and to its Affiliates if Agent or Lender in their sole discretion determines that any such party should have access to such information in connection with such party’s responsibilities in connection with the Loan or this Agreement and, provided that such recipient of such Confidential Information either (i) agrees to be bound by the confidentiality provisions of this paragraph or (ii) is otherwise subject to confidentiality restrictions that reasonably protect against the disclosure of Confidential Information; (b) if such information is generally available to the public; (c) if required or appropriate in any report, statement or testimony submitted to any governmental authority having or claiming to have jurisdiction over Agent or Lender; (d) if required or appropriate in response to any summons or subpoena or in connection with any litigation, to the extent permitted or deemed advisable by Agent’s or Lender’s counsel; (e) to comply with any legal requirement or law applicable to Agent or Lender; (f) to the extent reasonably necessary in connection with the exercise of any right or remedy under any Loan Document, including Agent’s sale, lease, or other disposition of Collateral after default; (g) to any participant or assignee of Agent or Lender or any prospective participant or assignee; provided, that such participant or assignee or prospective participant or assignee agrees in writing to be bound by this Section prior to disclosure; or (h) otherwise with the prior consent of Borrower; provided, that any

46 disclosure made in violation of this Agreement shall not affect the obligations of Borrower or any of its Affiliates or any guarantor under this Agreement or the other Loan Documents. Agent’s and Lender’s obligations under this Section 11.12 shall supersede all of their respective obligations under the Non-Disclosure Agreement and Agent and Lender shall be responsible for any breach of the terms of this paragraph by any of their respective Representatives or Affiliates. 11.13 Assignment of Rights. Borrower acknowledges and understands that Agent or Lender may, subject to Section 11.7, sell and assign all or part of its interest hereunder and under the Loan Documents to any Person or entity (an “Assignee”). After such assignment the term “Agent” or “Lender” as used in the Loan Documents shall mean and include such Assignee, and such Assignee shall be vested with all rights, powers and remedies of Agent and Lender hereunder with respect to the interest so assigned; but with respect to any such interest not so transferred, Agent and Lender shall retain all rights, powers and remedies hereby given. No such assignment by Agent or Lender shall relieve Borrower of any of its obligations hereunder. Lender agrees that in the event of any transfer by it of the Note(s)(if any), it will endorse thereon a notation as to the portion of the principal of the Note(s), which shall have been paid at the time of such transfer and as to the date to which interest shall have been last paid thereon. Agent, acting solely for this purpose as an agent of Borrower, shall maintain at one of its offices a copy of any assignment and a register for the recordation of the names and addresses of Lenders and the principal and interest amounts owing to each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Borrower, Agent and Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. 11.14 Revival of Secured Obligations. This Agreement and the Loan Documents shall remain in full force and effect and continue to be effective if any petition is filed by or against Borrower for liquidation or reorganization, if Borrower becomes insolvent or makes an assignment for the benefit of creditors, if a receiver or trustee is appointed for all or any significant part of Borrower’s assets, or if any payment or transfer of Collateral is recovered from Agent or Lender. The Loan Documents and the Secured Obligations and Collateral security shall continue to be effective, or shall be revived or reinstated, as the case may be, if at any time payment and performance of the Secured Obligations or any transfer of Collateral to Agent, or any part thereof is rescinded, avoided or avoidable, reduced in amount, or must otherwise be restored or returned by, or is recovered from, Agent, Lender or by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment, performance, or transfer of Collateral had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, avoided, avoidable, restored, returned, or recovered, the Loan Documents and the Secured Obligations shall be deemed, without any further action or documentation, to have been revived and reinstated except to the extent of the full, final, and indefeasible payment to Agent or Lender in Cash.

47 11.15 Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument. 11.16 No Third Party Beneficiaries. No provisions of the Loan Documents are intended, nor will be interpreted, to provide or create any third-party beneficiary rights or any other rights of any kind in any Person other than Agent, Lender and Borrower unless specifically provided otherwise herein, and, except as otherwise so provided, all provisions of the Loan Documents will be personal and solely among Agent, the Lender and the Borrower. 11.17 Agency. (a) Lender hereby irrevocably appoints Hercules Capital, Inc. to act on its behalf as the Agent hereunder and under the other Loan Documents and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. (b) Lender agrees to indemnify the Agent in its capacity as such (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so), according to its respective Term Commitment percentages (based upon the total outstanding Term Commitments) in effect on the date on which indemnification is sought under this Section 11.17, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder. (c) Agent in Its Individual Capacity. The Person serving as the Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Agent and the term “Lender” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each such Person serving as Agent hereunder in its individual capacity. (d) Exculpatory Provisions. The Agent shall have no duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Agent shall not: (i) be subject to any fiduciary or other implied duties, regardless of whether any default or any Event of Default has occurred and is continuing;

48 (ii) have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Agent is required to exercise as directed in writing by the Lender, provided that the Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to any Loan Document or applicable law; and (iii)except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and the Agent shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by any Person serving as the Agent or any of its Affiliates in any capacity. (e) The Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Lender or as the Agent shall believe in good faith shall be necessary, under the circumstances or (ii) in the absence of its own gross negligence or willful misconduct. (f) The Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent. (g) Reliance by Agent. Agent may rely, and shall be fully protected in acting, or refraining to act, upon, any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document that it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to Agent and conforming to the requirements of the Loan Agreement or any of the other Loan Documents. Agent may consult with counsel, and any opinion or legal advice of such counsel shall be full and complete authorization and protection in respect of any action taken, not taken or suffered by Agent hereunder or under any Loan Documents in accordance therewith. Agent shall have the right at any time to seek instructions concerning the administration of the Collateral from any court of competent jurisdiction. Agent shall not be under any obligation to exercise any of the rights or powers granted to Agent by this Agreement, the Loan Agreement and the other Loan Documents at the request or direction of Lenders unless Agent shall have been provided by Lender with

49 adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it in compliance with such request or direction. 11.18 Publicity. None of the parties hereto nor any of its respective member businesses and Affiliates shall, without the other parties’ prior written consent (which shall not be unreasonably withheld or delayed), publicize or use (a) the other party’s name (including a brief description of the relationship among the parties hereto), logo or hyperlink to such other parties’ web site, separately or together, in written and oral presentations, advertising, promotional and marketing materials, client lists, public relations materials or on its web site (together, the “Publicity Materials”); (b) the names of officers of such other parties in the Publicity Materials; and (c) such other parties’ name, Trademarks, servicemarks in any news or press release concerning such party; provided however, notwithstanding anything to the contrary herein, no such consent shall be required (i) to the extent necessary to comply with the requests of any regulators, legal requirements or laws applicable to such party, pursuant to any listing agreement with any national securities exchange (so long as such party provides prior notice to the other party hereto to the extent reasonably practicable) and (ii) to comply with Section 11.12. 11.19 Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper- based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transaction Act, or any other similar state laws based on the Uniform Electronic Transactions Act. (SIGNATURE PAGES FOLLOW)

[Signature Page to Loan and Security Agreement] IN WITNESS WHEREOF, Borrower, Agent and Lender have duly executed and delivered this Loan and Security Agreement as of the day and year first above written. BORROWER: TRICIDA, INC. Signature: /s/ Geoffrey Parker Print Name: Geoffrey Parker Title: Chief Operating Officer, Chief Financial Officer, and Executive Vice President [Signatures Continue on the Next Page.]

[Signature Page to Loan and Security Agreement] Accepted in Palo Alto, California: AGENT and LENDER: HERCULES CAPITAL, INC. Signature: Print Name: Seth Meyer Title: /s/ Seth Meyer Chief Financial Officer

51 Table of Addenda, Exhibits and Schedules Exhibit A: Advance Request Attachment to Advance Request Exhibit B: Term Note Exhibit C: Name, Locations, and Other Information for Borrower Exhibit D: [Reserved] Exhibit E: Borrower’s Deposit Accounts and Investment Accounts Exhibit F: Compliance Certificate Exhibit G: Joinder Agreement Exhibit H: ACH Debit Authorization Agreement Schedule 1 Subsidiaries Schedule 1.1 Commitments Schedule 1A Existing Permitted Indebtedness Schedule 1B Existing Permitted Investments Schedule 1C Existing Permitted Liens Schedule 5.3 Consents, Etc. Schedule 5.8 Tax Matters Schedule 5.9 Intellectual Property Claims Schedule 5.10 Intellectual Property Schedule 5.11 Borrower Products

52 EXHIBIT A ADVANCE REQUEST To: Agent: Date: __________, 20[__] Hercules Capital, Inc. (the “Agent”) 400 Hamilton Avenue, Suite 310 Palo Alto, CA 94301 email: legal@htgc.com Attn: Tricida, Inc. (“Borrower”) hereby requests from Hercules Capital, Inc. and [___] (each, a “Lender”) an Advance in the amount of _____________________ Dollars ($________________) on ______________, _____ (the “Advance Date”) pursuant to the Loan and Security Agreement dated as of October 19, 2022 (as amended, restated, supplemented or modified from time to time, the “Agreement”) among Borrower, Agent and lenders party thereto. Capitalized words and other terms used but not otherwise defined herein are used with the same meanings as defined in the Agreement. Please: (a) Issue a check payable to Borrower ________ or (b) Wire Funds to Borrower’s account ________ [IF FILED PUBLICLY, ACCOUNT INFO REDACTED FOR SECURITY PURPOSES] Bank: _____________________________ Address: _____________________________ _____________________________ ABA Number: _____________________________ Account Number: _____________________________ Account Name: _____________________________ Contact Person: _____________________________ Phone Number To Verify Wire Info: _____________________________ Email address: _____________________________ Borrower represents that the conditions precedent to the Advance set forth in Section 4.2 of the Agreement are satisfied and shall be satisfied upon the making of such Advance, including but not limited to: (i) that no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing; (ii) that the representations and warranties set forth in Section 5 of the Agreement are and shall be true and correct in all material respects on and as of the Advance Date with the same effect as though made on and as of such

53 date, except to the extent such representations and warranties expressly relate to an earlier date; (iii) that Borrower is in compliance with all the terms and provisions set forth in each Loan Document on its part to be observed or performed; and (iv) that as of the Advance Date, no fact or condition exists that could (or could, with the passage of time, the giving of notice, or both) constitute an Event of Default under the Loan Documents. Borrower hereby represents that Borrower’s corporate status and locations have not changed since the date of the Agreement or, if the Attachment to this Advance Request is completed, are as set forth in the Attachment to this Advance Request. Borrower agrees to notify Agent promptly before the funding of the Loan if any of the matters which have been represented above shall not be true and correct on the Advance Date and if Agent has received no such notice before the Advance Date then the statements set forth above shall be deemed to have been made and shall be deemed to be true and correct as of the Advance Date. Executed as of [ ], 20[ ]. BORROWER: Tricida, Inc. SIGNATURE:________________________ TITLE:_____________________________ PRINT NAME:______________________

54 ATTACHMENT TO ADVANCE REQUEST Dated: _______________________ Borrower hereby represents and warrants to Agent that Borrower’s current name and organizational status is as follows: Name: [ ] Type of organization: Corporation State of organization: [ ] Organization file number: Borrower hereby represents and warrants to Agent that the street addresses, cities, states and postal codes of its current locations are as follows:

EXHIBIT B SECURED TERM PROMISSORY NOTE $[ ],000,000 Advance Date: ___ __, 20[ ] Maturity Date: _____ ___, 20[ ] FOR VALUE RECEIVED, Tricida, Inc., a Delaware corporation (the “Borrower”), hereby promises to pay to [Hercules Capital, Inc., a Maryland corporation][insert applicable Hercules lending entity] or the registered holder of this Note (the “Lender”) at 400 Hamilton Avenue, Suite 310, Palo Alto, CA 94301 or such other place of payment as the holder of this Secured Term Promissory Note (this “Promissory Note”) may specify from time to time in writing, in lawful money of the United States of America, the principal amount of [ ] Million Dollars ($[ ],000,000) or such other principal amount as Lender has advanced to Borrower, together with interest at a rate as set forth in Section 2.2(d) of the Loan Agreement based upon a year consisting of 360 days, with interest computed daily based on the actual number of days in each month. THIS PROMISSORY NOTE MAY BE ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. A HOLDER MAY OBTAIN THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY FOR SUCH NOTES BY SUBMITTING A REQUEST FOR SUCH INFORMATION TO THE ISSUER AT THE ADDRESS SET FORTH IN SECTION 11.2 OF THE LOAN AGREEMENT. This Promissory Note is the Note referred to in, and is executed and delivered in connection with, that certain Loan and Security Agreement dated as of October 19, 2022, by and among Borrower, Hercules Capital, Inc., a Maryland corporation (the “Agent”) and the several banks and other financial institutions or entities from time to time party thereto as lender (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the “Loan Agreement”), and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof. All payments shall be made in accordance with the Loan Agreement. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein. An Event of Default under the Loan Agreement shall constitute a default under this Promissory Note. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest under the UCC or any applicable law. Borrower agrees to make all payments under this Promissory Note without setoff, recoupment or deduction and regardless of any counterclaim or defense. This Promissory Note has been negotiated and delivered to Lender and is payable in the State of California. This Promissory Note shall be governed by and construed and enforced in accordance with, the laws of the State of California, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.

BORROWER: Tricida, Inc. By: Title:

EXHIBIT C NAME, LOCATIONS, AND OTHER INFORMATION FOR BORROWER 1. Borrower represents and warrants to Agent that Borrower’s current name and organizational status as of the Closing Date is as follows: Name: Tricida, Inc. Type of organization: Corporation State of organization: Delaware Organization file number: 5338864 2. Borrower represents and warrants to Agent that for five (5) years prior to the Closing Date, Borrower did not do business under any other name or organization or form except the following: None. 3. Borrower’s fiscal year ends on December 31. 4. Borrower’s federal employer tax identification number is: 46-3372526 5. Borrower represents and warrants to Agent that its chief executive office is located at 7000 Shoreline Court, Suite 201, South San Francisco, CA 94080.

EXHIBIT D [RESERVED]

EXHIBIT E BORROWER’S DEPOSIT ACCOUNTS AND INVESTMENT ACCOUNTS Deposit Account: Bank Name Account Number Branch Address Company/ Subsidiary Purpose of Account Silicon Valley Bank xxxxxxxxxx 3003 Tasman Drive Tricida, Inc. Operational Checking Account Silicon Valley Bank xxxxxxxxxx 3003 Tasman Drive Tricida, Inc. Payroll Silicon Valley Bank xxxxxxxxxx 3003 Tasman Drive Tricida, Inc. Receivables Securities Account: Bank or Brokerage Name Account Number Branch Address Company/ Subsidiary Purpose of Account Capital Advisors Group / U.S. Bank xxxxxxx 330 Passaic Avenue, Suite 200 Fairfield, NJ 07004 Tricida, Inc. Corporate Cash Management

EXHIBIT F COMPLIANCE CERTIFICATE Hercules Capital, Inc. (as “Agent”) 400 Hamilton Avenue, Suite 310 Palo Alto, CA 94301 Reference is made to that certain Loan and Security Agreement dated as of October 19, 2022 and the Loan Documents (as defined therein) entered into in connection with such Loan and Security Agreement all as may be amended from time to time (hereinafter referred to collectively as the “Loan Agreement”) by and among Hercules Capital, Inc. (the “Agent”), the several banks and other financial institutions or entities from time to time party thereto (collectively, the “Lender”) and Hercules Capital, Inc., as agent for the Lender (the “Agent”) and Tricida, Inc. (the “Company”) as Borrower. All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement. The undersigned is a Responsible Officer of the Company, knowledgeable of all Company financial matters, and is authorized to provide certification of information regarding the Company; hereby certifies, in such capacity, that in accordance with the terms and conditions of the Loan Agreement, the Company is in compliance for the period ending [___________] of all covenants, conditions and terms and hereby reaffirms that all representations and warranties contained therein are true and correct on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties. Attached are the required documents supporting the above certification. The undersigned further certifies that these are prepared in accordance with GAAP (except for the absence of footnotes with respect to unaudited financial statement and subject to normal year end adjustments) and are consistent from one period to the next except as explained below. REPORTING REQUIREMENT REQUIRED CHECK IF ATTACHED Interim Financial Statements If Borrower’s Market Capitalization is less than $300,000,000 - Monthly within 30 days Interim Financial Statements Quarterly within 45 days of first three fiscal quarters Audited Financial Statements FYE within 90 days

FINANCIAL COVENANTS – please attached supporting documentation. 7.21(a)(i) – Minimum Cash (required from the earliest funding date of the initial Tranche 1 Advance or the initial Tranche 2 Advance) (I) Unrestricted Cash: $___________ Is item (I) above greater than or equal to 40% of the aggregate amount of the sum of (x) all Tranche 1 Advances and (y) all Tranche 2 Advances? ___ Yes: In compliance with Section 7.21(a)(i) ___ No: Not in compliance with Section 7.21(a)(i) 7.21(a)(ii) – Minimum Cash (required from the date of redemption of Permitted Convertible Indebtedness subject to satisfaction of Redemption Conditions and at all times after such redemption). (I) Unrestricted Cash: $___________ (II) Is item (I) above greater than or equal to 100% of the outstanding Secured Obligations? ___ Yes: In compliance with Section 7.21(a)(ii) ___ No: Not in compliance with Section 7.21(a)(ii) 7.21(b) – Conditional Performance (required from date of achievement of the Approval Milestone so long as Borrower’s Market Capitalization is less than $1,000,000,000). Complete either of the following clauses (i) and (ii). (i) If the Borrower’s Market Capitalization is equal to or greater than $750,000,000, then go to (II)(2) below; otherwise go to (II)(1) below: (I) Unrestricted Cash: $___________ (II)(1) Is item (I) above greater than or equal to 55% of the outstanding principal amount of the Term Loan Advances? ___ Yes: In compliance with Section 7.21(b) ___ No: Prior to July 1, 2024, not in compliance with Section 7.21(b); otherwise, go to (ii) below (II)(2) Is item (I) above greater than or equal to 35% of the outstanding principal amount of the Term Loan Advances?

___ Yes: In compliance with Section 7.21(b) ___ No: Prior to July 1, 2024, not in compliance with Section 7.21(b); otherwise, go to (ii) below (ii) T6M Net TRC101 Product Revenue (applicable starting July 1, 2024): (I) Net TRC101 Product Revenue, measured monthly on a trailing sixth-month basis, as of _____1: $________. (II) Is item (I) equal to or greater than 60% of Borrower’s board-approved forecast acceptable to Agent and provided to Agent prior to the initial funding of the Tranche 3 Advance? ___ Yes: In compliance with Section 7.21(b) ___ No: Not in compliance with Section 7.21(b) REDEMPTION OR REPURCHASE OF PERMITTED CONVERTIBLE INDEBTEDNESS Description of Permitted Convertible Indebtedness (including the principal amount and the maturity date) Period Total Amount of Redemption or Repurchase made during the period Cumulative Amount of Redemption or Repurchase made since the initial period 1 The last day of the immediately preceding month.

DEPOSIT AND SECURITIES ACCOUNTS The undersigned hereby also confirms the below disclosed accounts represent all depository accounts and securities accounts presently open in the name of each Borrower or Subsidiary/Affiliate of Borrower, as applicable. Depository AC # Financial Institution Account Type (Depository / Securities) Last Month Ending Account Balance Purpose of Account BORROWER Name/Address: 1 2 3 4 5 6 7 BORROWER / SUBSIDIARY / AFFILIATE COMPANY Name/Address 1 2 3 4 5

6 7 [Signature page to follow]

Very Truly Yours, Tricida, Inc. By: ____________________________ Name: _____________________________ Its: ____________________________

EXHIBIT G FORM OF JOINDER AGREEMENT This Joinder Agreement (the “Joinder Agreement”) is made and dated as of [ ], 20[ ], and is entered into by and between__________________., a ___________ corporation (“Subsidiary”), and HERCULES CAPITAL, INC., a Maryland corporation (as “Agent”). RECITALS A. Subsidiary’s Affiliate, Tricida, Inc. (“Company”) has entered into that certain Loan and Security Agreement dated as of October 19, 2022, with the several banks and other financial institutions or entities from time to time party thereto as lender (collectively, the “Lender”) and the Agent, as such agreement may be amended (the “Loan Agreement”), together with the other agreements executed and delivered in connection therewith; B. Subsidiary acknowledges and agrees that it will benefit both directly and indirectly from Company’s execution of the Loan Agreement and the other agreements executed and delivered in connection therewith; AGREEMENT NOW THEREFORE, Subsidiary and Agent agree as follows: 1. The recitals set forth above are incorporated into and made part of this Joinder Agreement. Capitalized terms not defined herein shall have the meaning provided in the Loan Agreement. 2. By signing this Joinder Agreement, Subsidiary shall be bound by the terms and conditions of the Loan Agreement the same as if it were the Borrower (as defined in the Loan Agreement) under the Loan Agreement, mutatis mutandis, provided however, that (a) with respect to (i) Section 5.1 of the Loan Agreement, Subsidiary represents that it is an entity duly organized, legally existing and in good standing under the laws of [ ], (b) other than pursuant to the terms of the Loan Agreement, neither Agent nor Lender shall have any duties, responsibilities or obligations to Subsidiary arising under or related to the Loan Agreement or the other Loan Documents, (c) that if Subsidiary is covered by Company’s insurance, Subsidiary shall not be required to maintain separate insurance or comply with the provisions of Sections 6.1 and 6.2 of the Loan Agreement, and (d) that as long as Company satisfies the requirements of Section 7.1 of the Loan Agreement, Subsidiary shall not have to provide Agent separate Financial Statements. To the extent that Agent or Lender has any duties, responsibilities or obligations arising under or related to the Loan Agreement or the other Loan Documents, those duties, responsibilities or obligations shall flow only to Company and not to Subsidiary or any other Person or entity. By way of example (and not an exclusive list): (i) Agent’s providing notice to Company in accordance with the Loan Agreement or as otherwise agreed among Company, Agent and Lender shall be deemed providing notice to Subsidiary; (ii) a Lender’s providing an Advance to Company shall be deemed an Advance to Subsidiary; and (iii) Subsidiary shall have no right to request an Advance or make any other demand on Lender.

3. If Subsidiary has not issued certificates for its equity as of the date hereof, Subsidiary agrees not to certificate its equity securities without Agent’s prior written consent, which consent may be conditioned on the delivery of such equity securities to Agent in order to perfect Agent’s security interest in such equity securities. 4. Subsidiary acknowledges that it benefits, both directly and indirectly, from the Loan Agreement and the transactions contemplated thereby, and hereby waives, for itself and on behalf on any and all successors in interest (including without limitation any assignee for the benefit of creditors, receiver, bankruptcy trustee or itself as debtor-in-possession under any bankruptcy proceeding) to the fullest extent provided by law, any and all claims, rights or defenses to the enforcement of this Joinder Agreement on the basis that (a) it failed to receive adequate consideration for the execution and delivery of this Joinder Agreement or (b) its obligations under this Joinder Agreement are avoidable as a fraudulent conveyance. 5. As security for the prompt, complete and indefeasible payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, Subsidiary grants to Agent a security interest in all of Subsidiary’s right, title, and interest in and to the Collateral. SUBSIDIARY: _________________________________. By: Name: Title: Address: Telephone: ___________ email: ____________ AGENT: HERCULES CAPITAL, INC. By:____________________________________ Name:__________________________________ Title: ___________________________________ Address: 400 Hamilton Ave., Suite 310 Palo Alto, CA 94301 email: legal@htgc.com Telephone: 650-289-3060

EXHIBIT H ACH DEBIT AUTHORIZATION AGREEMENT Hercules Capital, Inc. 400 Hamilton Avenue, Suite 310 Palo Alto, CA 94301 Re: Loan and Security Agreement dated as of October 19, 2022 (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the “Agreement”) by and among Tricida, Inc. (“Borrower”) and Hercules Capital, Inc., as agent (“Company”) and the lenders party thereto (collectively, the “Lender”) In connection with the above referenced Agreement, the Borrower hereby authorizes the Company to initiate debit entries for (i) the periodic payments due under the Agreement and (ii) following the occurrence of an Event of Default that continues, out-of-pocket legal fees and costs incurred by Agent or Lender pursuant to Section 11.11 of the Agreement to the Borrower’s account indicated below. The Borrower authorizes the depository institution named below to debit to such account. [IF FILED PUBLICLY, ACCOUNT INFO REDACTED FOR SECURITY PURPOSES] DEPOSITORY NAME BRANCH CITY STATE AND ZIP CODE TRANSIT/ABA NUMBER ACCOUNT NUMBER This authority will remain in full force and effect so long as any amounts are due under the Agreement. ____________________________________________ (Borrower)(Please Print) By: _________________________________________ Date: ________________________________________

SCHEDULE 1 SUBSIDIARIES None.

SCHEDULE 1.1 COMMITMENTS LENDER TERM COMMITMENT TOTAL COMMITMENTS TRANCHE 1 TRANCHE 2 TRANCHE 3 TRANCHE 4 Hercules Capital, Inc. $25,000,000 $25,000,000 $50,000,000 $25,000,000 $125,000,000 TOTAL COMMITMENTS $25,000,000 $25,000,000 $50,000,000 $25,000,000 $125,000,000

SCHEDULE 1A EXISTING PERMITTED INDEBTEDNESS None.

SCHEDULE 1B EXISTING PERMITTED INVESTMENTS None.

SCHEDULE 1C EXISTING PERMITTED LIENS None.

SCHEDULE 5.3 CONSENTS, ETC. None.

SCHEDULE 5.8 TAX MATTERS None.

SCHEDULE 5.9 INTELLECTUAL PROPERTY CLAIMS None.

SCHEDULE 5.10 INTELLECTUAL PROPERTY None.

SCHEDULE 5.11 BORROWER PRODUCTS None.

SCHEDULE 5.14 CAPITALIZATION AND SUBSIDIARIES None.